UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-09253
Wells Fargo Funds Trust
(Exact name of registrant as specified in charter)
525 Market St., San Francisco, CA 94105
(Address of principal executive offices) (Zip code)
C. David Messman
Wells Fargo Funds Management, LLC
525 Market St., San Francisco, CA 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-643-9691

Date of fiscal year end:	March 31, 2011

Date of reporting period:	March 31, 2011

ITEM 1.	REPORT TO SHAREHOLDERS

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WELLS FARGO ADVANTAGE SPECIALTY FUNDSSM
•	Wells Fargo Advantage Health Care Fund

•	Wells Fargo Advantage Precious Metals Fund

•	Wells Fargo Advantage Specialized Technology Fund

•	Wells Fargo Advantage Utility and Telecommunications Fund

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The views expressed are as of March 31, 2011, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage Specialty Funds.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY
1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $235 billion in assets under management, as of March 31, 2011.
Equity Funds
Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Classic Value Fund
Common Stock Fund
Core Equity Fund
Disciplined Global Equity Fund
Disciplined U.S. Core Fund
Disciplined Value Fund
Discovery Fund†
Diversified Equity Fund
Diversified International Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund†
Enterprise Fund†
Equity Value Fund
Global Opportunities Fund
Growth Fund
Growth Opportunities Fund
Health Care Fund
Index Fund
International Equity Fund
International Value Fund
Intrinsic Small Cap Value Fund
Intrinsic Value Fund
Intrinsic World Equity Fund
Large Cap Core Fund
Large Cap Growth Fund
Large Company Value Fund
Mid Cap Growth Fund
Omega Growth Fund
Opportunity Fund†
Precious Metals Fund
Premier Large Company Growth Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Core Fund
Small/Mid Cap Value Fund
Social Sustainability Fund†
Special Mid Cap Value Fund
Special Small Cap Value Fund
Specialized Technology Fund
Strategic Large Cap Growth Fund
Traditional Small Cap Growth Fund
Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Government Securities Fund
High Income Fund
High Yield Bond Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
International Bond Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short Duration Government Bond Fund
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund
Conservative Allocation Fund
Diversified Capital Builder Fund
Diversified Income Builder Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio†
WealthBuilder Equity Portfolio†
WealthBuilder Growth Allocation Portfolio†
WealthBuilder Growth Balanced Portfolio†
WealthBuilder Moderate Balanced Portfolio†
WealthBuilder Tactical Equity Portfolio†
Target Today Fund†
Target 2010 Fund†
Target 2015 Fund†
Target 2020 Fund†
Target 2025 Fund†
Target 2030 Fund†
Target 2035 Fund†
Target 2040 Fund†
Target 2045 Fund†
Target 2050 Fund†
Asset Allocation Funds
Asset Allocation Fund
Conservative Allocation Fund
Diversified Capital Builder Fund
Diversified Income Builder Fund
Growth Balanced Fund
Index Asset Allocation Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio†
WealthBuilder Equity Portfolio†
WealthBuilder Growth Allocation Portfolio†
WealthBuilder Growth Balanced Portfolio†
WealthBuilder Moderate Balanced Portfolio†
WealthBuilder Tactical Equity Portfolio†
Target Today Fund†
Target 2010 Fund†
Target 2015 Fund†
Target 2020 Fund†
Target 2025 Fund†
Target 2030 Fund†
Target 2035 Fund†
Target 2040 Fund†
Target 2045 Fund†
Target 2050 Fund†
Money Market Funds
100% Treasury Money Market Fund
California Municipal Money Market Fund
Cash Investment Money Market Fund
Government Money Market Fund
Heritage Money Market Fund†
Minnesota Money Market Fund
Money Market Fund
Municipal Cash Management Money Market Fund
Municipal Money Market Fund
National Tax-Free Money Market Fund
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Prime Investment Money Market Fund
Treasury Plus Money Market Fund
Variable Trust Funds1
VT Core Equity Fund
VT Discovery Fund†
VT Index Asset Allocation Fund
VT International Equity Fund
VT Intrinsic Value Fund
VT Omega Growth Fund
VT Opportunity Fund†
VT Small Cap Growth Fund
VT Small Cap Value Fund
VT Total Return Bond Fund
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage Specialty Funds	Letter to Shareholders
Dear Valued Shareholder,
We are pleased to provide you with this annual report for the Wells Fargo Advantage Specialty Funds for the five-month period that ended March 31, 2011.
Please note that upon completion of the merger of the Wells Fargo Advantage Funds and the Evergreen Funds, the fiscal year-end dates were revised for several funds, including the Wells Fargo Advantage Specialty Funds. The new fiscal year-end date for all of the Wells Fargo Advantage Specialty Funds is March 31, which is reflected in this five-month discussion.
While the equity markets delivered strong five-month returns against the backdrop of a strengthening economy, the period was not without its share of macroeconomic challenges, domestic and international political uncertainty, and market volatility—once again highlighting the value of a well-diversified investment strategy. As always, we believe that such a strategy may enable investors to balance risks and opportunities as they pursue long-term financial goals in a dynamic market environment.
Karla M. Rabusch,
President
Wells Fargo Advantage Funds
Although the path of recovery has been uneven at times, and growth remains subpar compared with previous recoveries, the general consensus among economists is that the economy will likely avoid a double-dip recession and continue to expand, albeit slowly.
The economic recovery stayed on track.
The U.S. economic recovery that began in the summer of 2009 gained momentum, particularly toward the end of 2010. Gross domestic product (GDP) grew at an annualized rate of 3.1% in the fourth quarter of 2010, capping a streak of six consecutive quarters of positive GDP growth. Although the path of recovery has been uneven at times, and growth remains subpar compared with previous recoveries, the general consensus among economists is that the economy will likely avoid a double-dip recession and continue to expand, albeit slowly. However, we think that persistent weakness in the labor and housing markets bears close watching in the months ahead.
Jobs and housing remained troublesome.
At the end of 2010 the unemployment rate stood at 9.4%—down from 9.9% a year earlier but still stubbornly high. The rate fell even further during the first quarter of 2011 to 8.8% for March. Unfortunately, much of the drop may be attributed more to a decline in the labor force than to a meaningful uptick in hiring. In fact, employers added only 1.1 million jobs in all of 2010, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite some tentative late-year signs of stabilization.
Other economic data were more encouraging, reflecting greater confidence in the recovery on the part of both consumers and businesses. Retail sales came in strong at certain points during the five-month period—including the critical holiday shopping season—while industrial production and new orders picked up. Although still reluctant to hire, businesses gradually increased spending in other areas, such as equipment and technology. Core inflation, which excludes volatile food and energy prices, remained benign.
The Federal Reserve continued to do its part.
With inflation subdued, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%.

Letter to Shareholders	Wells Fargo Advantage Specialty Funds 3
In its first statement of 2011, released on January 26, the Fed explained that the most recent economic data “confirms that the economic recovery is continuing, though at a rate that has been insufficient to bring about significant improvement in labor market conditions.” The statement noted that, while consumer and business spending has risen, activity remains constrained due to modest income growth, lower housing wealth, and tight credit. As a result, the Fed indicated that it intends to keep short-term rates at historically low levels for as long as needed to promote a more robust recovery.
The introduction of QE2 in November 2010 marked a turning point for equity markets in that it ushered in a favorable shift in investor sentiment.
The Fed also stated that it planned to proceed with other stimulus measures, including its second round of quantitative easing (QE2)—a plan to purchase $600 billion in long-term Treasury securities by mid-2011. The introduction of QE2 in November 2010 marked a turning point for equity markets in that it ushered in a favorable shift in investor sentiment. Investors interpreted the plan as further evidence of the Fed’s commitment to spurring economic growth. Consistent with that view, on March 15, 2011, in its final statement of the five-month period, the Fed indicated that it planned to keep short-term rates at exceptionally low levels for “an extended period” in order to promote a more-robust economic expansion.
The second half of 2010 was a solid year for equities.
QE2 was certainly not the only catalyst for equity markets during the period. Along with more upbeat economic data, better-than-expected corporate earnings played a role in driving stock prices higher. Throughout the past year, quarterly earnings per share for the majority of companies in the S&P 500 Index consistently exceeded Wall Street’s estimates. As 2010 drew to a close, the midterm congressional elections and the extension of the Bush-era tax cuts provided additional tailwinds, helping the markets finish the five-month period on a strong note.
The broad equity market indexes posted strong returns during the five-month period, with the S&P 500 Index advancing 13.01%.
To be sure, the gains were hard-earned, as the markets had to contend with numerous issues along the way—among them, the lingering European sovereign debt crisis, civilian unrest and political upheaval in Egypt and Libya, China’s efforts to slow growth and manage inflation, and doubts about the sustainability of a domestic economic expansion. In addition, the earthquake and subsequent tsunami that struck Japan on March 11 heightened market volatility as investors became concerned not only about the impact on the Japanese people but also about the potential disruptions to the global supply chain.
Investors should keep a long-term perspective.
In our view, the equity markets’ dramatic rebound during the past two years from a severe downturn underscores the importance of maintaining a disciplined, long-term investment strategy through changing market cycles. By staying focused on your long-term goals, you may be better positioned to both navigate falling markets and participate in rising markets.
To help you build a well-diversified strategy based on your personal objectives and risk tolerance, Wells Fargo Advantage Funds® offers more than 120 mutual funds and other investments covering a wide range of asset classes and

4 Wells Fargo Advantage Specialty Funds	Letter to Shareholders
investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your continued confidence in us and are committed to helping you meet your financial needs. If you have any questions about your investments, please contact your investment professional, call us at 1-800-222-8222, or visit www.wellsfargo.com/advantagefunds.
Sincerely,
Karla M. Rabusch
President
Wells Fargo Advantage Funds

This page is intentionally left blank.

6 Wells Fargo Advantage Specialty Funds	Performance Highlights
Wells Fargo Advantage Health Care Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
ADVISER
Wells Fargo Funds Management, LLC
SUB-ADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGER
Robert Junkin, CPA
FUND INCEPTION
December 22, 1999
PERFORMANCE SUMMARY
5 MONTH TOTAL RETURN AS OF MARCH 31, 2011

Class A (Excluding Sales Charges)	10.03%
S&P 1500 Supercomposite Healthcare Sector Index[1]	9.05%
S&P 500® Index[2]	13.01%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.
Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.46%. The Fund’s gross and net expense ratio is 1.55% and 1.47%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT
(AS OF MARCH 31, 2011)

1.	The S&P 1500 Supercomposite Healthcare Sector Index is an unmanaged capitalization-weighted index tracking the performance of health care stocks within the S&P 500, S&P MidCap 400 Index and S&P 600 Index. S&P indices are unmanaged and track the performance of publicly-traded U.S. stocks. They are often used to indicate the performance of specific market capitalizations and/or the overall U.S. stock market. You cannot invest directly in an index.

2.	The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Performance Highlights	Wells Fargo Advantage Specialty Funds 7
Wells Fargo Advantage Health Care Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights
•	The fund outperformed its benchmark, the S&P 1500 SuperComposite Healthcare Sector Index, for the five-month period that ended March 31, 2011 but underperformed the S&P 500 Index.

•	On an absolute basis, strong stock selection in biotechnology and health care supplies and pharmaceuticals—specifically, Alexion Pharmaceuticals Incorporated; Pharmasset Incorporated; Jazz Pharmaceuticals Incorporated; and Alere Incorporated—contributed to fund performance.

•	Despite our underweight position in pharmaceuticals, we added to relative performance within the industry through our stock selection during the period. However, an underweight in life science tools detracted on a relative basis.
The period was highlighted by a continuing recovery in the markets following the financial meltdown.
The economy and stock market continued to be characterized by an upward trajectory during the period as government intervention in the form of quantitative easing and strong profit outlooks from the corporate sector led to a decline in volatility. During the past five months, the health care sector underperformed the S&P 500 Index, the Dow Jones Industrial Average, and the NASDAQ Composite Index as growth-oriented cyclical stocks continued to lead the market. The health care sector still faced both economic and policy headwinds, as high unemployment, in conjunction with the passage of health care reform, led to reduced usage of health care in general. As the economy progressively improved, the health care sector garnered some investor interest. Companies in this sector have continued to build up cash reserves, and with a new health care system looming on the horizon, consolidation has increasingly become a business optimization and research and development strategy.
TEN LARGEST EQUITY HOLDING4
(AS OF MARCH 31, 2011)

Pfizer Incorporated	4.32%
Alexion Pharmaceuticals Incorporated	3.48%
Alere Incorporated	2.80%
Gilead Sciences Incorporated	2.70%
Vertex Pharmaceuticals Incorporated	2.67%
Express Scripts Incorporated	2.64%
Careview Communications Incorporated	2.47%
Pharmasset Incorporated	2.43%
Bristol-Myers Squibb Company	2.38%
Amgen Incorporated	2.38%
Strong stock selection in the biotechnology and pharmaceutical industries aided both the fund’s absolute and relative performance during the period.
Our stock selection within the pharmaceuticals industry was strong as specialty pharmaceutical companies, such as Jazz Pharmaceuticals Incorporated and Biovail Corporation/Valeant Pharmaceuticals International, were among the best performers. Jazz Pharmaceuticals Incorporated generated strong earnings

3.	The chart compares the performance of the Wells Fargo Advantage Health Care Fund’s Class A shares for the most recent ten years with the S&P 1500 Supercomposite Healthcare Sector Index and the S&P 500® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8 Wells Fargo Advantage Specialty Funds	Performance Highlights
Wells Fargo Advantage Health Care Fund (continued)
during the quarter as it continued to increase pricing for its product XYREM, which is used for the treatment of excessive daytime sleepiness. Biovail merged with Valeant Pharmaceuticals International to create a tax-efficient, central-nervous-system-focused company.
Stock selection in the biotechnology industry was also a positive contributor during the period. Alexion Pharmaceuticals Incorporated, a cardiovascular-and- autoimmune-focused company, continued to increase revenues and develop new indications for its lead drug Solaris. Another contributor was Pharmasset Incorporated, which has a primary focus of developing drugs for the treatment of Hepatitis C in liver disease patients. The company reported strong clinical-stage data during the period.
INDUSTRY DISTRIBUTION5 (AS OF MARCH 31, 2011)
The life sciences tools and services industry was a detractor during the period as demand for certain life science tests and equipment continued to be influenced by the economic slowdown. In particular, Lonza Group Ltd., a Swiss company that offers contract manufacturing services to pharmaceutical, chemical, and biotechnology companies, reported disappointing earnings during the period. Another industry that detracted from performance was health care services. Our underweight positions in United Healthcare Services Incorporated, and WellPoint Incorporated, affected performance, relative to the benchmark.
Management outlook
We have positioned the fund to take advantage of increasing demand for health care products and the potential impact of the health care reform. Our current investment approach remains diversified with respect to countries and market capitalizations. Our process is research-driven, focusing on a bottom-up analysis of each individual company to determine its growth potential, underscored by valuation support prior to its inclusion in the fund. We currently believe the combination of new product development and rising demand from an aging population has the potential to result in strong, consistent growth. In addition, we expect China, India, and other emerging markets countries to increase their spending on health care as their populations become more affluent. We believe the recently approved U.S. health insurance reform indicates the movement to government-administered health care in the future. We also believe this reform will likely create both opportunities and headwinds for the health care sector in the coming years. Facilities-based service providers, generic pharmaceutical operators, and more innovative product development companies appear to be well positioned to benefit under a larger, government-centric system.

5.	Industry distribution is subject to change and is calculated based on the total long-term investments of the Fund.

Performance Highlights	Wells Fargo Advantage Specialty Funds 9
Wells Fargo Advantage Health Care Fund (continued)
AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF MARCH 31, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	5 Months*	1 Year	5 Year	10 Year	5 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (EHABX)	12/22/1999	3.72	2.25	0.08	6.49	10.03	8.50	1.27	7.12	1.55%	1.47%
Class B (EHCBX)**	12/22/1999	4.67	2.73	0.17	6.58	9.67	7.73	0.53	6.58	2.30%	2.22%
Class C (EHCCX)	12/22/1999	8.68	6.68	0.53	6.34	9.68	7.68	0.53	6.34	2.30%	2.22%
Administrator Class (EHCYX)	12/22/1999					10.15	8.78	1.53	7.40	1.39%	1.24%
S&P 1500 Supercomposite Healthcare Sector Index[1]						9.05	7.39	3.22	2.85
S&P 500® Index[2]						13.01	15.65	2.62	3.29

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, non-diversification risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Health Care Fund.

7.	Reflects the expense ratios as stated in the March 1, 2011 prospectuses.

8.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.46% for Class A, 2.21% for Class B, 2.21% for Class C and 1.23% for Administrator Class. Without this cap, the Fund’s returns would have been lower.

10 Wells Fargo Advantage Specialty Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Precious Metals Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
ADVISER
Wells Fargo Funds Management, LLC
SUB-ADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGER
Michael Bradshaw, CFA
FUND INCEPTION
January 30, 1978
PERFORMANCE SUMMARY
5 MONTH TOTAL RETURN AS OF MARCH 31, 2011

Class A (Excluding Sales Charges)	3.14%
FTSE Gold Mines Index[1]	1.93%
S&P 500® Index[2]	13.01%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.09%. The Fund’s gross and net expense ratio is 1.22% and 1.10%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT3
(AS OF MARCH 31, 2011)

1.	FTSE Gold Mines Index is an unmanaged, open-ended index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. You cannot invest directly in an index.

2.	The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Precious Metals Fund’s Class A shares for the most recent ten years with the FTSE Gold Mines Index and the S&P 500® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Specialty Funds 11
Wells Fargo Advantage Precious Metals Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights
•	The fund outperformed its benchmark, the FTSE Gold Mines Index, in part because of our holdings in silver-focused stocks during the period but underperformed the S&P 500 Index.

•	Our overweight position in IAMGOLD Corporation also significantly enhanced results.

•	In addition, strong stock selection among exploration-and-development stocks contributed to fund performance on an absolute basis.
The price of gold rose 5% during the five-month period.
During the five-month period that ended March 31, 2011, the price of gold rose 5%. The rise in the price of gold was supported by a weaker U.S. dollar, which declined 6.6% on a trade-weighted basis during the last four months of the period. The price of gold has historically moved in an inverse relationship to the value of the dollar.
COUNTRY ALLOCATION4
(AS OF MARCH 31, 2011)
Several different forces drove the price of gold during the reporting period. As U.S. economic data improved, the price of gold fell on fears of monetary tightening by the Fed. In late January, the gold price began to rise as political unrest in the Middle East and North Africa prompted investors to buy the precious metal as a traditional hedge against uncertainty. Unresolved sovereign debt issues in Europe and rising rates of inflation in emerging markets also helped support the price of gold.
Strong stock selection in the gold exploration-and-development industry helped the fund’s absolute performance during the period.
Gold-mining stocks in general performed well relative to the price of gold during this period, with the smaller-capitalization exploration-and-development names faring the best as merger and acquisition activity drove prices higher. In addition, silver-focused names benefited from the 52% rise in the price of silver.
The fund’s top contributor to relative results during the period was IAMGOLD Corporation. The company, which has mining operations in West Africa, South America, and Canada, saw its share price rise 21% during the period. The stock benefited from strong fourth-quarter results, which reflected the successful commissioning of its Essakane mine in Burkina Faso.

4.	Country allocation is subject to change and is calculated based on the total long-term investments of the Fund.

12 Wells Fargo Advantage Specialty Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Precious Metals Fund (continued)

TEN LARGEST EQUITY HOLDINGS[5]
(AS OF MARCH 31, 2011)
Newcrest Mining Limited	9.01%
Barrick Gold Corporation	6.07%
Randgold Resources Limited ADR	6.06%
Kinross Gold Corporation	5.78%
IAMGOLD Corporation	5.66%
Goldcorp Incorporated	5.63%
Eldorado Gold Corporation — Canadian Exchange	4.54%
Agnico-Eagle Mines Limited	4.00%
Newmont Mining Corporation	2.96%
Wells Fargo Special Investments (Cayman) SPC	2.78%
The top absolute performers in the fund included exploration-and-development-focused names Fronteer Gold Incorporated; Tahoe Resources Incorporated; and Ventana Gold Corporation. Fronteer Gold initially rose on strong exploration results. The company was subsequently acquired by Newmont Mining Corporation in February 2011. Ventana Gold was also the subject of a takeover in February by EBX Group Co. Ltd., a private Brazilian investment company. Tahoe Resources is a silver-focused exploration-and-development company whose share price rose 59% during the period, rising along with the price of silver and on strong exploration results.
One of the most noteworthy detractors from results was index component Randgold Resources Ltd. Randgold dropped on disappointing quarterly results and political unrest in the Ivory Coast. Randgold is commissioning its third mine, Tongon, in the Ivory Coast. In addition, the fund’s underweight position in Russian and South African gold producers detracted from overall results as both regions outperformed.
We continue to believe that we are in the midst of a secular bull market for gold and precious metals equities and that consolidation will be an ongoing theme.
In particular, we believe that the slow pace of economic recovery in the U.S. and the high rate of unemployment will force the Fed to keep interest rates low, which should support gold prices. Sovereign debt issues in Europe and the U.S. as well as rising inflation expectations could put downward pressure on fiat currencies, providing further support to the gold price.
We are optimistic about the fund’s ability to generate attractive returns for the long-term investor. However, investors are encouraged to remember that while the investment universe for the fund is an asset class that may be in a secular bull market, the fund itself is not intended to be a secular bull market product. Instead, the fund is intended to serve as a minority core part of a U.S. dollar-based portfolio, preserving the global purchasing power of that portfolio in the event of a prolonged period of U.S. dollar weakness. Within that perspective, we believe that broad-based diversification, combined with a longer-term investment horizon, will serve our shareholders well.

5.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Specialty Funds 13
Wells Fargo Advantage Precious Metals Fund (continued)
AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF MARCH 31, 2011)

	Including Sales Charge					Excluding Sales Charge				Expense Ratios[7]
	Inception Date	5 Months*	1 Year	5 Year	10 Year	5 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (EKWAX)	1/20/1998	(2.79)	28.22	15.03	27.85	3.14	36.04	16.40	28.62	1.22%	1.10%
Class B (EKWBX)**	1/30/1978	(1.75)	30.03	15.32	27.97	2.82	35.03	15.55	27.97	1.97%	1.85%
Class C (EKWCX)	1/29/1998	1.82	34.05	15.54	27.68	2.82	35.05	15.54	27.68	1.97%	1.85%
Administrator Class (EKWDX)	7/30/2010					3.20	36.22	16.53	28.75	1.06%	0.96%
Institutional Class (EKWYX)	2/29/2000					3.32	36.50	16.73	28.96	0.79%	0.79%
FTSE Gold Mines Index[1]						1.93	29.73	10.99	20.57
S&P 500® Index[2]						13.01	15.65	2.62	3.29

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, non-diversification risk, smaller company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Precious Metals Fund.

7.	Reflects the expense ratios as stated in the March 1, 2011 prospectuses.

8.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.09% for Class A, 1.84% for Class B, 1.84% for Class C, 0.95% for Administrator Class and 0.79% for Institutional Class. Without this cap, the Fund’s returns would have been lower.

14 Wells Fargo Advantage Specialty Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Specialized Technology Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
ADVISER
Wells Fargo Funds Management, LLC
SUB-ADVISER
RCM Capital Management, LLC
PORTFOLIO MANAGERS
Huachen Chen, CFA
Walter C. Price, Jr., CFA
FUND INCEPTION
September 18, 2000
PERFORMANCE SUMMARY

5 MONTH TOTAL RETURN AS OF MARCH 31, 2011
Class A (Excluding Sales Charges)	14.60%
S&P North American Technology Index[1]	9.06%
S&P 500® Index[2]	13.01%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through February 29, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.75%. The Fund’s gross and net expense ratio is 1.73% and 1.73%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT3
(AS OF MARCH 31, 2011)

1.	The S&P North American Technology Index (formerly the Goldman Sachs Technology Index) is a modified capitalization-weighted index of selected technology stocks. You cannot invest directly in an index.

2.	The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Specialized Technology Fund’s Class A shares for the most recent ten years with the S&P 500® Index and S&P North American Technology Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Specialty Funds 15
Wells Fargo Advantage Specialized Technology Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights
•	The fund outperformed both benchmarks, the S&P North American Technology Index and the S&P 500 Index, in part because of its positioning in companies that are beneficiaries of the “cloud computing” trend and because of its holdings in Chinese internet stocks.

•	Top contributors to performance included communication companies that enable internet lines for communication, such as ADTRAN Incorporated; Acme Packet; and Netflix Incorporated.

•	The fund also benefited from its overweight to higher-growth companies and its underweight to larger, cyclical holdings, such as Cisco Systems Incorporated, and Microsoft Corporation.

•	The most significant detractor was the fund’s cash position, which is transitional and not used to time the market.
The year was a volatile one for information technology stocks.
The market environment was volatile during the five-month period that ended March 31, 2011. Information technology (IT) stocks continued their strong performance during most of the fourth quarter of 2010; however, the market tone changed and stocks sold off late in that quarter and continued downward early in the first quarter of 2011. This weakness was caused by a weak report from Cisco Systems Incorporated which cited soft orders in its government business. In late January another communications company, F5 Networks Incorporated, also disappointed with its order growth. However, as additional companies reported their results, it seemed that these two companies were exceptions and that most IT companies were seeing strong business. As a result, IT stocks began a nice recovery.
The large earthquake and resultant tsunami that severely affected northern Japan in March 2011 caused Japanese stocks to decline dramatically, and many semiconductor stocks were also hit as investors worried about customers’ ability to obtain critical parts. Nuclear radiation from damaged reactors prevented the restart of some critical plants. As we write this commentary, the entire global electronic supply chain is scrambling to deal with this crisis.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF MARCH 31, 2011)
Apple Incorporated	8.26%
Netflix Incorporated	5.05%
Google Incorporated Class A	4.53%
TIBCO Software Incorporated	3.89%
Baidu.com Incorporated ADR	3.76%
Salesforce.com Incorporated	3.42%
Hewlett-Packard Company	3.37%
ADTRAN Incorporated	3.32%
Citrix Systems Incorporated	3.25%
Riverbed Technology Incorporated	3.21%
The fund remained broadly positioned within IT subsectors.
Relative to its benchmark, the fund is overweight in the internet, software, and semiconductor sectors and underweight in computer hardware and communications.
One of the fund’s broad investment themes relates to the rise of cloud computing, which makes use of software

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

16 Wells Fargo Advantage Specialty Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Specialized Technology Fund (continued)
and information being provided in the “cloud"-or over the internet. This dynamic, in turn, allows companies and individual consumers to meet their information services needs in a more cost effective manner. A related theme is that of mobile and remote content delivery through the cloud, which enables internet services such as streaming video and audio to be delivered over the internet at lower cost, such as that being done by companies like Netflix.
We continue to have core positions in software-as-a-service vendors, such as Salesforce.com and Intuit, Inc., that are leading this transformation, as well as companies such as TIBCO Software Incorporated and ADTRAN that are important to the software and communications infrastructure. We continue to see a booming economy in China, but one that is focused on promoting more consumer spending. It seems this emphasis is leading to an accelerated movement to ecommerce in that country, and growth rates are very high for that subsegment. This directly benefits our holding of Baidu, Inc., provider of the leading search engine in China.
INDUSTRY DISTRIBUTION5
(AS OF MARCH 31, 2011)
The fund is also positioned to take advantage of investments in the area of energy technology, which encompasses areas such as solar power, smart meters and controls, LED lighting, and hybrid or electric cars and their components. Most of the fund’s semiconductor holdings are within this theme, including On Semiconductor and Cypress Semiconductor Corp., which performed well this quarter.
We are cautiously optimistic about IT stocks in 2011, but we recognize that higher inflation and interest rates are potential risks.
We have been rotating the fund a bit back into stocks that have not done well in 2010, such as energy technology and semiconductors, and trimming some of the stronger stocks that have risen more than 50%. This has led us to sell such stocks as F5 Networks. After the decline in the Japanese market, we bought a few Japanese stocks that we found attractive in anticipation that the economy will recover from this disaster.
We are optimistic about the ability of the supply chain to cope with certain plants being destroyed in Japan, and as we talk with our companies, it seems most will see some disruption to production in the second quarter and will then recover from this shortfall in the second half of 2011. Enterprise demand and consumer demand for select products, such as tablets and smartphones, seem strong and appear to be recovering. We are worried about inflation, as cost pressures are building up from higher oil and materials prices in the economy, and a sudden supply disruption in oil is a risk for the economy, but the moderate growth of developed economies seems likely to keep this risk in check for this year. We are hopeful that continued earnings gains from our holdings, which are helping to reduce costs for their customers, will sustain the upward movement in stock prices in 2011.

5.	Industry distribution is subject to change and is calculated based on the total long-term investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Specialty Funds 17
Wells Fargo Advantage Specialized Technology Fund (continued)
AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF MARCH 31, 2011)

	Including Sales Charge					Excluding Sales Charge				Expense Ratios[7]
	Inception Date	5 Months*	1 Year	5 Year	10 Year	5 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (WFSTX)	9/18/2000	8.04	26.71	7.56	6.18	14.60	34.39	8.83	6.81	1.73%	1.73%
Class B (WFTBX)**	9/18/2000	9.21	28.55	7.75	6.25	14.21	33.55	8.04	6.25	2.48%	2.48%
Class C (WFTCX)	9/18/2000	13.25	32.44	8.03	5.99	14.25	33.44	8.03	5.99	2.48%	2.48%
Administrator Class (WFTDX)	7/30/2010					14.73	34.55	8.85	6.82	1.57%	1.51%
Investor Class (WFTZX)	4/8/2005					14.56	34.30	8.72	6.67	1.80%	1.80%
S&P North American Technology Index[1]						9.06	14.70	5.80	2.81
S&P 500® Index[2]						13.01	15.65	2.62	3.29

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, non-diversification risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Investor Class shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to the Investor Class shares. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

7.	Reflects the expense ratios as stated in the March 1, 2011 prospectuses.

8.	The Adviser has committed through February 29, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.75% for Class A, 2.50% for Class B, 2.50% for Class C, 1.50% for Administrator Class and 1.82% for Investor Class. Without this cap, the Fund’s returns would have been lower.

18 Wells Fargo Advantage Specialty Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Utility and Telecommunications Fund
INVESTMENT OBJECTIVE
The Fund seeks total return, consisting of current income and capital appreciation.
ADVISER
Wells Fargo Funds Management, LLC
SUB-ADVISER
Crow Point Partners, LLC
PORTFOLIO MANAGER
Timothy P. O’Brien, CFA
FUND INCEPTION
January 4, 1994
PERFORMANCE SUMMARY

5 MONTH TOTAL RETURN AS OF MARCH 31, 2011
Class A (Excluding Sales Charges)	8.66%
S&P Utilities Index[1]	2.71%
S&P 500® Index[2]	13.01%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.14%. The Fund’s gross and net expense ratio is 1.27% and 1.15%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT3
(AS OF MARCH 31, 2011)

1.	The S&P Utilities Index is a market value-weighted index, measuring the performance of all stocks within the Utility Sector of the S&P 500 Index. You cannot invest directly in an index.
2.	The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
3.	The chart compares the performance of the Wells Fargo Advantage Utility and Telecommunications Fund’s Class A shares for the most recent ten years with the S&P 500® Index and S&P Utilities Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Specialty Funds 19
Wells Fargo Advantage Utility and Telecommunications Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights
•	The fund outperformed its benchmark, the S&P Utilities Index, for the five-month period that ended March 31, 2011, largely due to strength in natural gas pipeline companies and electric distribution firms but underperformed the S&P 500 Index.

•	In addition, the fund benefited from individual security selection, most notably MasterCard Incorporated.

•	Detractors included several European utility stocks that were sold in December.
In September the fund concentrated its positions on regulated utilities that enjoyed above-average growth in plant in service, which usually leads to growth in the rate base and thus in earnings; natural gas distribution and pipelines; and Visa/MasterCard, which operate two of the largest secure payment networks in the world. The fund sold most of its remaining foreign holdings at that time. Natural gas stocks have been very strong performers in late 2010 and early 2011. MasterCard Incorporated rallied during the five-month period as investor concerns over the Durbin Amendment, which regulated charges for debit interchange, receded somewhat. While the euro has rallied sharply against the U.S. dollar, the European utility stocks that we sold in December performed badly enough that selling them appears timely in spite of the currency headwind. Even so, we owned several foreign stocks for enough of the reporting period that their performance detracted from results.
TEN LARGEST EQUITY HOLDINGS4
(AS OF MARCH 31, 2011)

Northeast Utilities	5.01%
CMS Energy Corporation	4.91%
National Fuel Gas Company	4.87%
Visa Incorporated Class A	4.36%
Sempra Energy	4.23%
Constellation Energy Group Incorporated	4.10%
PG&E Corporation	4.06%
El Paso Corporation	3.67%
MasterCard Incorporated	3.65%
Nextera Energy Incorporated	3.63%
The fund was substantially repositioned during the second half of 2010.
By the end of the third quarter 2010, most of the fund’s foreign holdings had been eliminated and the fund’s preferred stock positions were also significantly reduced. Since then, the fund’s positions have not changed dramatically. The fund instead refocused on regulated utility network companies with substantial opportunities to invest capital in utility plants in which the companies can earn a regulated return. We have continued to reduce our holdings in utility companies that are exposed to wholesale electric power markets, which have continued to suffer from reduced electricity demand due to the recession and from the adverse impact on wholesale power margins of low natural gas prices. Our sale of wholesale power names paid off in an unexpected way in March, when the Fukushima nuclear power plant disaster occurred in Japan and caused merchant nuclear operators worldwide to sell off in sympathy.

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

20 Wells Fargo Advantage Specialty Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Utility and Telecommunications Fund (continued)
INDUSTRY DISTRIBUTION5
(AS OF MARCH 31, 2011)
The positioning of the fund during the past five months has worked out reasonably well. The strategy of “own rate base growth, sell power” has worked. Ideally, we would have liked to have owned more telecommunication services companies, which have performed extremely well since October 2010. In March, AT&T Incorporated announced its plans to acquire T-Mobile USA, the fourth-largest U.S. wireless telecommunications network, from Deutsche Telekom for $39 billion. Telecommunication services stocks—more or less across the board—rallied in response to the perceived lessening of competitive pressure in the telecommunication services market. Only the shares of the wireless tower companies— perceived to be at material risk for reduced demand in the face of wireless carrier consolidation—reacted negatively to the acquisition of T-Mobile. The fund has positions in AT&T and Verizon Wireless but, fortunately, does not hold wireless tower stocks—at present or during the past five months.
The fundamentals of utilities and telecommunication services stocks appear strong, but policy decisions about dividend taxation could affect investor appetite for dividend-paying stocks.
Regulated utility companies have an abundant amount of needed or mandated projects in which to invest. As a result, regulated utility companies in the U.S. should enjoy steady earnings growth for the foreseeable future. Power names with gas/commodity sensitivity are less favorably positioned, with margins under pressure due to weak gas and electricity prices and relatively firm coal and uranium prices. Telephone carriers should continue to enjoy decent wireless growth, with slowing customer additions being offset by the proliferation of smartphones, which typically results in higher revenue per customer. The 15% tax rate on qualified dividend income has been extended through 2012; so for at least another 21 months, income investors will continue to reap that benefit. While utilities have recently slightly underperformed the broad equity market, over the cycle we expect utility returns for investors to be very competitive with returns of the equity market as a whole.

5.	Industry distribution is subject to change and is calculated based on the total long-term investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Specialty Funds 21
Wells Fargo Advantage Utility and Telecommunications Fund (continued)
AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF MARCH 31, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	5 Months*	1 Year	5 Year	10 Year	5 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (EVUAX)	1/4/1994	2.42	5.18	4.39	4.07	8.66	11.60	5.64	4.69	1.27%	1.15%
Class B (EVUBX)**	1/4/1994	3.32	5.75	4.51	4.16	8.32	10.75	4.84	4.16	2.02%	1.90%
Class C (EVUCX)	9/2/1994	7.32	9.74	4.83	3.92	8.32	10.74	4.83	3.92	2.02%	1.90%
Administrator Class (EVUDX)	7/30/2010					8.70	11.70	5.71	4.79	1.11%	0.96%
Institutional Class (EVUYX)	2/28/1994					8.85	11.95	5.90	4.97	0.84%	0.79%
S&P Utilities Index[1]						2.71	12.32	4.70	1.80
S&P 500® Index[2]						13.01	15.65	2.62	3.29

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to convertible securities risk, foreign investment risk, high-yield securities risk, non-diversification risk, smaller company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Utility and Telecommunications Fund.

7.	Reflects the expense ratios as stated in the March 1, 2011 prospectuses.

8.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.14% for Class A, 1.89% for Class B, 1.89% for Class C, 0.95% for Administrator Class and 0.78% for Institutional Class. Without this cap, the Fund’s returns would have been lower.

22 Wells Fargo Advantage Specialty Funds	Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2010 to March 31, 2011.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	10-01-2010	03-31-2011	the Period[1]	Expense Ratio
Wells Fargo Advantage Health Care Fund
Class A
Actual	$1,000.00	$1,121.19	$7.81	1.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.43	1.46%
Class B
Actual	$1,000.00	$1,116.79	$11.79	2.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.06	$11.22	2.21%
Class C
Actual	$1,000.00	$1,116.94	$11.79	2.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.06	$11.22	2.21%
Administrator Class
Actual	$1,000.00	$1,122.29	$6.58	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26	1.23%
Wells Fargo Advantage Precious Metals Fund
Class A
Actual	$1,000.00	$1,047.51	$5.63	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Class B
Actual	$1,000.00	$1,043.54	$9.48	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.93	$9.35	1.84%

Fund Expenses (Unaudited)	Wells Fargo Advantage Specialty Funds 23

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	10-01-2010	03-31-2011	the Period[1]	Expense Ratio
Wells Fargo Advantage Precious Metals Fund (continued)
Class C
Actual	$1,000.00	$1,043.65	$9.48	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.93	$9.35	1.84%
Administrator Class
Actual	$1,000.00	$1,048.24	$4.70	0.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63	0.91%
Institutional Class
Actual	$1,000.00	$1,049.59	$3.62	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Wells Fargo Advantage Specialized Technology Fund
Class A
Actual	$1,000.00	$1,200.27	$9.32	1.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.54	1.68%
Class B
Actual	$1,000.00	$1,195.34	$13.45	2.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.96	$12.33	2.43%
Class C
Actual	$1,000.00	$1,195.91	$13.45	2.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.96	$12.33	2.43%
Administrator Class
Actual	$1,000.00	$1,201.62	$8.21	1.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53	1.48%
Investor Class
Actual	$1,000.00	$1,198.64	$9.70	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89	1.75%
Wells Fargo Advantage Utility and Telecommunications Fund
Class A
Actual	$1,000.00	$1,110.31	$6.06	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80	1.14%
Class B
Actual	$1,000.00	$1,105.87	$10.03	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.68	$9.60	1.89%
Class C
Actual	$1,000.00	$1,105.87	$10.03	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.68	$9.60	1.89%
Administrator Class
Actual	$1,000.00	$1,111.64	$5.06	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Institutional Class
Actual	$1,000.00	$1,112.18	$4.15	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97	0.78%

1.	Expenses paid is equal to each class’ annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

24 Wells Fargo Advantage Specialty Funds	Portfolio of Investments—March 31, 2011
HEALTH CARE FUND

Shares	Security Name	Value

Common Stocks: 96.57%

Health Care: 94.10%

Biotechnology: 27.93%
38,887	Alexion Pharmaceuticals Incorporated†«	$3,837,369
48,952	Amgen Incorporated†	2,616,484
43,267	Celgene Corporation†	2,489,151
41,905	Dendreon Corporation†«	1,568,504
106,624	Dyax Corporation†«	171,665
23,418	Genzyme Corporation†	1,783,281
69,989	Gilead Sciences Incorporated†	2,970,333
51,286	Human Genome Sciences Incorporated†«	1,407,801
46,141	Incyte Corporation†«	731,335
390,762	Novavax Incorporated†«	1,012,074
89,611	NPS Pharmaceuticals Incorporated†«	857,577
22,261	Onyx Pharmaceuticals Incorporated†«	783,142
33,944	Pharmasset Incorporated†«	2,671,732
38,723	Regeneron Pharmaceutical Incorporated†«	1,740,212
54,418	Targacept Incorporated†	1,446,975
352,184	Theratechnologies Incorporated†«	1,736,400
61,262	Vertex Pharmaceuticals Incorporated†	2,936,288

		30,760,323

Health Care Equipment & Supplies: 22.77%
78,739	Alere Incorporated†«	3,081,844
53,488	ArthroCare Corporation†«	1,783,290
68,670	Atricure Incorporated†	781,465
86,544	CareFusion Corporation†	2,440,541
46,813	Covidien plc	2,431,467
16,240	Fresenius SE	1,502,210
17,591	HeartWare International Incorporated†«	1,504,558
29,783	Hospira Incorporated†	1,644,022
34,084	Medtronic Incorporated	1,341,205
60,710	NuVasive Incorporated†«	1,537,177
251,466	RTI Biologics Incorporated†	719,193
47,398	St. Jude Medical Incorporated†	2,429,621
66,591	Thoratec Corporation†«	1,726,705
35,440	Zimmer Holdings Incorporated†	2,145,183

		25,068,481

Health Care Providers & Services: 19.13%
54,283	Aetna Incorporated	2,031,813
62,501	Cardinal Health Incorporated	2,570,666
50,662	CIGNA Corporation	2,243,313
52,235	Express Scripts Incorporated†	2,904,788
19,803	Fresenius Medical Care AG & Company	1,329,991
76,566	Hanger Orthopedic Group Incorporated†«	1,993,013
16,962	McKesson Corporation	1,340,846
40,179	Medco Health Solutions Incorporated†	2,256,453
1,524,387	Medipattern Corporation†@(i)	581,767
47,308	UnitedHealth Group Incorporated	2,138,322
24,017	WellPoint Incorporated†	1,676,146

		21,067,118

Portfolio of Investments—March 31, 2011	Wells Fargo Advantage Specialty Funds 25
HEALTH CARE FUND

Shares	Security Name	Value

Life Sciences Tools & Services: 1.91%
50,000	Fluidigm Corporation†«	$715,500
26,490	Life Technologies Corporation†	1,388,606

		2,104,106

Pharmaceuticals: 22.36%
23,324	Allergan Incorporated	1,656,470
67,116	Auxilium Pharmaceuticals Incorporated†«	1,440,981
99,087	Bristol-Myers Squibb Company	2,618,869
256,325	Elan Corporation plc ADR†	1,763,516
70,847	Jazz Pharmaceuticals Incorporated†«	2,256,477
109,282	Map Pharmaceuticals Incorporated†«	1,506,999
86,612	Mylan Laboratories Incorporated†	1,963,494
67,263	Nupathe Incorporated†«	525,324
39,356	Par Pharmaceutical Companies Incorporated†«	1,223,184
234,117	Pfizer Incorporated	4,754,916
34,212	Salix Pharmaceuticals Limited†«	1,198,446
32,474	Teva Pharmaceutical Industries Limited ADR	1,629,221
410,964	Valera Pharmaceuticals Incorporated Escrow(i)(a)	0
89,722	Warner Chilcott Limited	2,088,728

		24,626,625

Telecommunication Services: 2.47%

Diversified Telecommunication Services: 2.47%
1,469,142	Careview Communications Incorporated†«	2,717,913

Total Common Stocks (Cost $79,941,013)		106,344,566

		Expiration Date

Warrants: 0.10%

Health Care: 0.10%

Biotechnology: 0.10%
158,377	Novavax Incorporated†(i)(a)	07/13/2013	107,696

Total Warrants (Cost $0)			107,696

		Yield

Short-Term Investments: 30.98%

Investment Companies: 30.98%
4,608,781	Wells Fargo Advantage Cash Investment Money Market Fund (l)(u)	0.12%	4,608,781
29,502,059	Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)	0.24	29,502,059

Total Short-Term Investments (Cost $34,110,840)			34,110,840

Total Investments in Securities
(Cost $114,051,853)*	127.65%	140,563,102

Other Assets and Liabilities, Net	(27.65)	(30,445,464)

Total Net Assets	100.00%	$110,117,638

26 Wells Fargo Advantage Specialty Funds	Portfolio of Investments—March 31, 2011
HEALTH CARE FUND

†	Non-income earning securities.

«	All or a portion of this security is on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited.

@	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $114,912,599 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$27,888,053
Gross unrealized depreciation	(2,237,550)

Net unrealized appreciation	$25,650,503
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—March 31, 2011	Wells Fargo Advantage Specialty Funds 27
PRECIOUS METALS FUND

Shares	Security Name	Value

Common Stocks: 92.56%

Australia: 11.85%
1,400,000	Ampella Mining (Materials, Metals & Mining)†	$4,344,269
1,500,000	Centamin Egypt Limited (Materials, Metals & Mining)†	3,249,097
4,100,000	CGA Mining Limited (Materials, Metals & Mining)†	12,771,532
2,000,000	Gryphon Minerals Limited (Materials, Metals & Mining)	4,158,086
719,527	Kingsgate Consolidated Limited (Materials, Metals & Mining)	6,467,468
300,000	Medusa Mining Limited (Materials, Metals & Mining)	2,172,134
3,357,206	Newcrest Mining Limited (Materials, Metals & Mining)	138,275,949
2,600,000	Perseus Mining Limited (Materials, Metals & Mining)†	8,309,966
500,000	Troy Resources NL (Materials, Metals & Mining)†(i)	1,949,458

		181,697,959

Canada: 58.44%
35,000	Agnico-Eagle Mines Limited — Canadian Exchange (Materials, Metals & Mining)	2,322,250
925,164	Agnico-Eagle Mines Limited (Materials, Metals & Mining)	61,384,631
450,000	Alacer Gold Corporation — Canadian Exchange (Materials, Metals & Mining)†	4,084,580
3,372,881	Alacer Gold Corporation (Materials, Metals & Mining)†	30,997,803
1,197,600	Alamos Gold Incorporated (Materials, Metals & Mining)	18,949,133
5,000,000	Allied Gold Limited (Materials, Metals & Mining)(i)	3,455,389
2,495,700	Aurizon Mines Limited (Materials, Metals & Mining)†	17,556,136
1,794,083	Barrick Gold Corporation (Materials, Metals & Mining)	93,130,849
550,000	Centerra Gold Incorporated — Canadian Exchange (Materials, Metals & Mining)	9,871,068
350,000	Centerra Gold Incorporated (Materials, Metals & Mining)†%	6,281,588
255,000	Detour Gold Corporation (Materials, Metals & Mining)†	8,064,260
440,000	Detour Gold Corporation (Materials, Metals & Mining)%	13,914,801
4,271,044	Eldorado Gold Corporation — Canadian Exchange (Materials, Metals & Mining)	69,649,516
225,000	Entree Gold Incorporated (Materials, Metals & Mining)†(i)	703,198
525,000	Entree Gold Incorporated (Materials, Metals & Mining)%	1,640,794
200,000	Exeter Resource Corporation (Materials, Metals & Mining)†	1,064,466
585,000	Exeter Resource Corporation (Materials, Metals & Mining)%	3,113,564
1,185,000	Extorre Gold Mines Limited (Materials, Metals & Mining)†	7,028,107
100,500	First Quantum Minerals Limited (Materials, Metals & Mining)	13,001,248
100,000	Franco-Nevada Corporation (Materials, Metals & Mining)†%	3,670,964
170,000	Franco-Nevada Corporation — Canadian Exchange (Materials, Metals & Mining)	6,240,640
846,694	Goldcorp Incorporated (Materials, Metals & Mining)	42,165,361
1,732,254	Goldcorp Incorporated — Canadian Exchange (Materials, Metals & Mining)	86,371,489
5,650,450	Great Basin Gold Limited (Materials, Metals & Mining)†	14,861,937
200,000	Guyana Goldfields Incorporated (Materials, Metals & Mining)†	1,943,270
250,000	Guyana Goldfields Incorporated (Materials, Metals & Mining)†%	2,429,087
3,939,044	IAMGOLD Corporation (Materials, Metals & Mining)	86,825,550
200,700	International Minerals Corporation (Materials, Metals & Mining)	1,618,849
800,100	Kinross Gold Corporation (Materials, Metals & Mining)%	12,610,137
5,625,453	Kinross Gold Corporation (Materials, Metals & Mining)	88,661,085
400,000	Kirkland Lake Gold Incorporated (Materials, Metals & Mining)†	5,582,259
1,500,000	Lake Shore Gold Corporation (Materials, Metals & Mining)†	6,328,004
300,000	Mag Silver Corporation (Materials, Metals & Mining)†	3,580,196
1,000,000	Magma Metals Limited (Materials, Metals & Mining)(i)	361,011
254,934	Nautilus Minerals Incorporated (Materials, Metals & Mining)†(i)	738,901
2,700,000	Northgate Minerals Corporation (Materials, Metals & Mining)†	7,352,243
609,400	Osisko Mining Corporation (Materials, Metals & Mining)†	8,774,857
1,500,000	Osisko Mining Corporation (Materials, Metals & Mining)%	21,598,762
225,000	Pan American Silver Corporation (Materials, Metals & Mining)	8,354,250
650,000	Platinum Group Metals Limited (Materials, Metals & Mining)†(i)	1,273,853
800,000	Platinum Group Metals Limited (Materials, Metals & Mining)†(i)%	1,567,818

28 Wells Fargo Advantage Specialty Funds	Portfolio of Investments—March 31, 2011
PRECIOUS METALS FUND

Shares	Security Name	Value

Canada (continued)
500,000	Queenston Mining Incorporated (Materials, Metals & Mining)†	$3,300,670
267,300	Semafo Incorporated (Materials, Metals & Mining)†	2,561,338
1,293,100	Semafo Incorporated — Canadian Exchange (Materials, Metals & Mining)	12,390,819
350,000	Silver Wheaton Corporation (Materials, Metals & Mining)	15,176,000
1,011,448	Silvercorp Metals Incorporated (Materials, Metals & Mining)	14,720,507
220,000	Tahoe Resources Incorporated (Materials, Metals & Mining)†	4,447,653
280,000	Tahoe Resources Incorporated (Materials, Metals & Mining)†%	5,660,650
200,000	Torex Gold Resources Incorporated (Materials, Metals & Mining)†(i)	375,451
2,130,000	Torex Gold Resources Incorporated (Materials, Metals & Mining)%	3,998,556
575,000	Troy Resources NL (Materials, Metals & Mining)	2,241,877
95,833	Troy Resources NL (Materials, Metals & Mining)%	373,645
840,537	Yamana Gold Incorporated (Materials, Metals & Mining)	10,347,010
3,372,040	Yamana Gold Incorporated — Canadian Exchange (Materials, Metals & Mining)	41,667,910

		896,385,990

Peru: 2.39%
854,644	Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)	36,724,053

South Africa: 5.72%
27,526	Anglo Platinum Limited (Materials, Metals & Mining)	2,836,012
615,591	AngloGold Ashanti Limited ADR (Materials, Metals & Mining)	29,517,588
1,499,196	Gold Fields Limited ADR (Materials, Metals & Mining)	26,175,962
919,346	Impala Platinum Holdings Limited (Materials, Metals & Mining)	26,600,560
400,000	Northam Platinum Limited (Materials, Metals & Mining)	2,601,626

		87,731,748

United Kingdom: 3.07%
633,300	African Barrick Gold Limited (Materials, Metals & Mining)	5,501,311
500,000	Avocet Mining plc (Materials, Metals & Mining)†	1,965,144
1,100,000	Fresnillo plc (Materials, Metals & Mining)	27,228,072
1,199,251	Hochschild Mining plc (Materials, Metals & Mining)	12,399,132

		47,093,659

United States: 11.09%
200,000	Freeport-McMoRan Copper & Gold Incorporated Class B (Materials, Metals & Mining)	11,110,000
831,455	Newmont Mining Corporation (Materials, Metals & Mining)	45,380,814
1,140,000	Randgold Resources Limited ADR (Materials, Metals & Mining)†	92,955,600
394,436	Royal Gold Incorporated (Materials, Metals & Mining)	20,668,448

		170,114,862

Total Common Stocks (Cost $702,644,857)		1,419,748,271

Other: 2.78%
16,335	Wells Fargo Special Investments (Cayman) SPC(l)	42,652,338

Total Other (Cost $26,967,322)		42,652,338

Portfolio of Investments—March 31, 2011	Wells Fargo Advantage Specialty Funds 29
PRECIOUS METALS FUND

Shares	Security Name		Expiration Date	Value

Warrants: 0.16%

Canada: 0.16%
17,500	Agnico-Eagle Mines Limited (Materials, Metals & Mining)†		12/02/2013	$408,625
42,500	Franco Nevada Corporation (Materials, Metals & Mining)%†		03/13/2012	255,132
207,130	Kinross Gold Corporation (Materials, Metals & Mining)†		09/17/2014	576,845
49,500	Kinross Gold Corporation (Materials, Metals & Mining)%†		09/17/2014	137,855
232,238	Kinross Gold Corporation (Materials, Metals & Mining)†		09/03/2013	342,548
12,950	Silver Wheaton Corporation (Materials, Metals & Mining)†		09/05/2013	320,513
532,500	Torex Gold Resources Incorporated (Materials, Metals & Mining)(i)†		11/12/2011	367,999

Total Warrants (Cost $2,090,817)				2,409,517

Investment Companies: 1.62%
177,748	Gold Bullion Securities Limited†			24,822,508

Total Investment Companies (Cost $10,327,228)				24,822,508

Short-Term Investments: 2.22%		Yield

Investment Companies: 2.22%
34,100,247	Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.12%		34,100,247

Total Short-Term Investments (Cost $34,100,247)				34,100,247

Total Investments in Securities
(Cost $776,130,471)*	99.34%	1,523,732,881
Other Assets and Liabilities, Net	0.66	10,118,001

Total Net Assets	100.00%	$1,533,850,882

†	Non-income earning securities.

%	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate. The total cost of affiliated investments is $61,067,569.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $861,457,218 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$752,311,358
Gross unrealized depreciation	(90,035,695)

Net unrealized appreciation	$662,275,663
The accompanying notes are an integral part of these financial statements.

30 Wells Fargo Advantage Specialty Funds	Portfolio of Investments—March 31, 2011
SPECIALIZED TECHNOLOGY FUND

Shares	Security Name	Value

Common Stocks: 94.72%

Consumer Discretionary: 7.89%

Auto Components: 0.14%
9,145	Johnson Controls Incorporated	$380,158

Automobiles: 0.01%
1,222	Tesla Motors Incorporated†«	33,849

Internet & Catalog Retail: 7.74%
34,185	Amazon.com Incorporated†	6,157,744
115	ChinaCache International Holdings Limited ADR†	2,096
28,665	Ctrip.com International Limited ADR†	1,189,311
58,230	Netflix Incorporated†	13,819,726

		21,168,877

Industrials: 1.60%

Construction & Engineering: 0.75%
91,395	Quanta Services Incorporated†«	2,049,990

Electrical Equipment: 0.85%
27,145	Cooper Industries plc«	1,761,711
33,045	SunPower Corporation†«	566,391

		2,328,102

Information Technology: 84.85%

Communications Equipment: 10.00%
53,280	Acme Packet Incorporated†«	3,780,749
214,040	ADTRAN Incorporated«	9,088,138
20,055	Polycom Incorporated†	1,039,852
85,620	QUALCOMM Incorporated	4,694,545
233,221	Riverbed Technology Incorporated†«	8,780,771

		27,384,055

Computers & Peripherals: 14.83%
64,915	Apple Incorporated†	22,619,632
329,250	EMC Corporation†	8,741,588
225,020	Hewlett-Packard Company	9,219,069

		40,580,289

Electronic Equipment & Instruments: 3.24%
40,560	Amphenol Corporation Class A	2,206,058
1,272,000	Hitachi Limited	6,621,496
469	Samsung Electro-Mechanics Company Limited†	50,237

		8,877,791

Internet Software & Services: 14.98%
74,685	Baidu.com Incorporated ADR†	10,292,340
87,485	eBay Incorporated†	2,715,534
21,130	Google Incorporated Class A†	12,386,617
105,935	NetEase.com Incorporated ADR†	5,244,842
45,915	SINA Corporation†«	4,914,742
1,385	Tencent Holdings Limited	33,741
324,850	Yahoo! Incorporated†	5,408,753

		40,996,569

Portfolio of Investments—March 31, 2011	Wells Fargo Advantage Specialty Funds 31
SPECIALIZED TECHNOLOGY FUND

Shares	Security Name	Value

IT Services: 1.58%
53,135	Cognizant Technology Solutions Corporation Class A†	$4,325,189

Semiconductors & Semiconductor Equipment: 18.33%
125,500	Analog Devices Incorporated	4,942,190
72,270	ASML Holding NV«	3,216,015
287,255	Atmel Corporation†	3,915,286
95,305	Avago Technologies Limited	2,963,986
56,240	Broadcom Corporation Class A	2,214,731
30,170	Cirrus Logic Incorporated†«	634,475
145,325	Cypress Semiconductor Corporation†	2,816,399
18,605	First Solar Incorporated†«	2,992,428
60,820	KLA-Tencor Corporation	2,881,043
69,640	Lam Research Corporation†«	3,945,802
427,190	ON Semiconductor Corporation†	4,216,365
1,783	Seoul Semiconductor Company Limited	69,649
170,155	Skyworks Solutions Incorporated†«	5,516,425
1,660	SMA Solar Technology AG«	208,060
60,859	Spansion Incorporated Class A†	1,136,238
145,015	SunPower Corporation†	2,417,400
175,830	Texas Instruments Incorporated	6,076,685

		50,163,177

Software: 21.89%
121,110	Citrix Systems Incorporated†	8,896,741
72,715	Informatica Corporation†«	3,797,904
154,510	Intuit Incorporated†«	8,204,481
58,405	Longtop Financial Technologies Limited ADR†«	1,835,085
119,400	Microsoft Corporation	3,027,984
244,835	Oracle Corporation	8,170,144
70,135	Salesforce.com Incorporated†«	9,368,633
152,625	SuccessFactors Incorporated†«	5,966,111
390,430	TIBCO Software Incorporated†«	10,639,215

		59,906,298

Materials: 0.33%

Chemicals: 0.33%
3,960	Wacker Chemie AG	890,642

Telecommunication Services: 0.05%

Wireless Telecommunication Services: 0.05%
2,875	American Tower Corporation Class A†	148,983

Total Common Stocks (Cost $201,381,021)		259,233,969

Investment Companies: 0.03%
53,100	iShares MSCI China	91,065

Total Investment Companies (Cost $96,476)		91,065

32 Wells Fargo Advantage Specialty Funds	Portfolio of Investments—March 31, 2011
SPECIALIZED TECHNOLOGY FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Short-Term Investments: 22.68%

Corporate Bonds & Notes: 0.37%
$847,736	Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	$350,708
1,117,850	VFNC Corporation(a)††(i)(v)±	0.26	09/29/2011	670,710

				1,021,418

Shares		Yield

Investment Companies: 22.31%
13,886,172	Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.12	13,886,172
47,158,918	Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)	0.24	47,158,918

			61,045,090

Total Short-Term Investments (Cost $61,629,494)			62,066,508

Total Investments in Securities (Cost $263,106,991)*	117.43%	321,391,542
Other Assets and Liabilities, Net	(17.43)	(47,705,405)

Total Net Assets	100.00%	$273,686,137

†	Non-income earning securities.

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

±	Variable rate investments.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $264,363,674 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$61,985,069
Gross unrealized depreciation	(4,957,201)

Net unrealized appreciation	$57,027,868
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—March 31, 2011	Wells Fargo Advantage Specialty Funds 33
UTILITY AND TELECOMMUNICATIONS FUND

Shares	Security Name	Value

Common Stocks: 91.32%

Consumer Discretionary: 1.74%

Media: 1.74%
267,500	Comcast Corporation Class A(p)	$6,612,600

Energy: 11.74%

Oil, Gas & Consumable Fuels: 11.74%
20,000	Chesapeake Midstream LP	576,600
775,000	El Paso Corporation	13,950,000
50,000	Enbridge Incorporated	3,072,500
58,600	EQT Corporation«	2,924,140
100,000	Georesources Incorporated†«	3,127,000
400,000	Kodiak Oil & Gas Corporation†«	2,680,000
75,000	Markwest Energy Partners LP	3,635,250
103,600	Niska Gas Storage Partners	2,265,732
100,000	Southwestern Energy Company†«(p)	4,297,000
100,000	Spectra Energy Corporation«	2,718,000
170,000	The Williams Companies Incorporated	5,300,600

		44,546,822

Financials: 10.25%

Commercial Banks: 0.01%
5,000	KeyCorp	44,400

Consumer Finance: 8.01%
55,000	MasterCard Incorporated	13,844,600
225,000	Visa Incorporated Class A«	16,564,500

		30,409,100

Diversified Financial Services: 0.09%
35,000	Hicks Acquisition Company II Incorporated†	355,250

Real Estate Investment Trusts (REITs): 2.14%
25,000	American Assets Trust Incorporated	531,750
150,000	Colony Financial Incorporated	2,775,000
75,000	LTC Properties Incorporated	2,125,500
120,000	Starwood Property Trust Incorporated«	2,676,000

		8,108,250

Industrials: 0.13%

Building Products: 0.13%
35,000	Ameresco Incorporated Class A†	494,900

Information Technology: 0.92%

IT Services: 0.92%
244,000	Convergys Corporation†«	3,503,840

Telecommunication Services: 4.30%

Diversified Telecommunication Services: 2.66%
150,000	AT&T Incorporated«	4,590,000
25,000	Surewest Communications	359,500
100,000	Verizon Communications Incorporated	3,854,000
100,000	Windstream Corporation«	1,287,000

		10,090,500

34 Wells Fargo Advantage Specialty Funds	Portfolio of Investments—March 31, 2011
UTILITY AND TELECOMMUNICATIONS FUND

Shares	Security Name	Value

Wireless Telecommunication Services: 1.64%
48,600	Portugal Telecom SGPS SA ADR«	$565,218
312,870	Shenandoah Telecommunication«(i)	5,650,432

		6,215,650

Utilities: 62.24%

Electric Utilities: 24.57%
75,000	American Electric Power Company Incorporated	2,635,500
150,000	DPL Incorporated«	4,111,500
200,000	FirstEnergy Corporation	7,418,000
375,000	Great Plains Energy Incorporated	7,507,500
300,000	Hawaiian Electric Industries Incorporated«	7,440,000
100,000	ITC Holdings Corporation«	6,990,000
250,050	Nextera Energy Incorporated	13,782,756
550,000	Northeast Utilities	19,030,000
300,000	NV Energy Incorporated	4,467,000
250,000	Portland General Electric Company	5,942,500
400,000	PPL Corporation«	10,120,000
100,000	The Southern Company	3,811,000

		93,255,756

Gas Utilities: 4.87%
250,000	National Fuel Gas Company«	18,500,000

Independent Power Producers & Energy Traders: 4.10%
500,000	Constellation Energy Group Incorporated	15,565,000

Multi-Utilities: 26.61%
250,000	CenterPoint Energy Incorporated	4,390,000
950,000	CMS Energy Corporation«	18,658,000
275,000	Dominion Resources Incorporated«	12,292,500
300,000	MDU Resources Group Incorporated	6,891,000
348,800	PG&E Corporation	15,409,984
250,000	Public Service Enterprise Group Incorporated	7,877,500
200,000	SCANA Corporation«	7,874,000
300,000	Sempra Energy	16,050,000
380,000	Wisconsin Energy Corporation«	11,590,000

		101,032,984

Water Utilities: 2.09%
200,000	American Water Works Company Incorporated	5,610,000
50,000	Middlesex Water Company	909,500
50,000	Pennichuck Corporation	1,424,500

		7,944,000

Total Common Stocks (Cost $260,755,503)		346,679,052

		Expiration Date

Warrants: 0.00%

Utilities: 0.00%

Independent Power Producers & Energy Traders: 0.00%
30,000	China Hydroelectric Corporation†	01/25/2014	9,300

Total Warrants (Cost $36,000)			9,300

Portfolio of Investments—March 31, 2011	Wells Fargo Advantage Specialty Funds 35
UTILITY AND TELECOMMUNICATIONS FUND

Shares	Security Name	Dividend Yield	Value

Preferred Stocks: 5.78%

Utilities: 5.78%

Electric Utilities: 3.44%
11,000	Ameren Ill Company	5.16%	$878,980
76,500	Entergy Arkansas Incorporated	5.75	1,931,625
30,000	Georgia Power Company	6.28	3,105,000
216,300	Interstate Power & Light Company	7.42	6,103,986
11,600	Nstar Electric Company	5.45	974,763
1,000	Union Electric Company	6.01	75,851

			13,070,205

Independent Power Producers & Energy Traders: 1.83%
260,786	Constellation Energy Group	8.10	6,944,731

Multi-Utilities: 0.51%
31,400	Pacific Gas & Electric	5.51	621,720
47,500	Scana Corporation	6.90	1,324,300

			1,946,020

Total Preferred Stocks (Cost $19,258,842)			21,960,956

	Strike price	Expiration Date	Contracts

Purchased Put Options: 0.00%

Telecommunication Services: 0.00%

Wireless Telecommunication Services: 0.00%
Portugal Telecom SGPS SA	8.30 EUR	04/29/2011	11,438	6,241

Total Purchased Put Options (Cost $4,826)				6,241

Short-Term Investments: 21.08%

Investment Companies: 21.08%		Yield
13,319,754	Wells Fargo Advantage Cash Investment Money Market Fund(l)(u)	0.12	13,319,754
66,690,300	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.24	66,690,300

Total Short-Term Investments (Cost $80,010,054)			80,010,054

Total Investments in Securities (Cost $360,065,225)*	118.18%	448,665,603

Other Assets and Liabilities, Net	(18.18)	(69,020,743)

Total Net Assets	100.00%	$379,644,860

(p)	All or a portion of this security is pledged as collateral for written options.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $359,943,720 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$90,082,929
Gross unrealized depreciation	(1,361,046)

Net unrealized appreciation	$88,721,883
The accompanying notes are an integral part of these financial statements.

36 Wells Fargo Advantage Specialty Funds	Statements of Assets and Liabilities—March 31, 2011

	Health Care	Precious Metals
	Fund	Fund

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$106,452,262	$1,446,980,296
In affiliated securities, at value	34,110,840	76,752,585

Total investments, at value (see cost below)	140,563,102	1,523,732,881
Foreign currency, at value (see cost below)	246,872	11,072,645
Receivable for investments sold	0	0
Receivable for Fund shares sold	17,094	3,282,301
Receivable for dividends	73,319	766,581
Receivable for securities lending income	943	0
Prepaid expenses and other assets	10,993	100,283

Total assets	140,912,323	1,538,954,691

Liabilities
Payable for investments purchased	288,430	0
Payable for Fund shares redeemed	749,791	3,076,619
Payable upon receipt of securities loaned	29,502,059	0
Written options, at value	0	0
Advisory fee payable	65,316	686,435
Distribution fees payable	28,276	301,274
Due to other related parties	29,238	378,433
Shareholder servicing fees payable	24,490	292,749
Accrued expenses and other liabilities	107,085	368,299

Total liabilities	30,794,685	5,103,809

Total net assets	$110,117,638	$1,533,850,882

NET ASSETS CONSIST OF
Paid-in capital	$92,909,936	$846,402,759
Undistributed (overdistributed) net investment income (loss)	(6,852)	17,020,511
Accumulated net realized gains (losses) on investments	(9,311,975)	(77,360,409)
Net unrealized gains on investments	26,526,529	747,788,021

Total net assets	$110,117,638	$1,533,850,882

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets — Class A	$62,261,018	$873,141,657
Shares outstanding — Class A	3,189,789	10,195,477
Net asset value per share — Class A	$19.52	$85.64
Maximum offering price per share — Class A2	$20.71	$90.86
Net assets — Class B	$18,628,570	$71,761,236
Shares outstanding — Class B	1,053,242	906,067
Net asset value per share — Class B	$17.69	$79.20
Net assets — Class C	$23,410,631	$398,046,761
Shares outstanding — Class C	1,324,705	5,075,160
Net asset value per share — Class C	$17.67	$78.43
Net assets — Administrator Class	$5,817,419	$94,103,084
Shares outstanding — Administrator Class	288,083	1,098,056
Net asset value per share — Administrator Class	$20.19	$85.70
Net assets — Institutional Class	NA	$96,798,144
Shares outstanding — Institutional Class	NA	1,127,712
Net asset value per share — Institutional Class	NA	$85.84
Net assets — Investor Class	NA	NA
Shares outstanding — Investor Class	NA	NA
Net asset value per share — Investor Class	NA	NA

Total investments, at cost	$114,051,853	$776,130,471

Securities on loan, at value	$28,835,655	$0

Foreign currency, at cost	$233,556	$10,899,802

Premiums received on written options	$0	$0

1.	Each Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—March 31, 2011	Wells Fargo Advantage Specialty Funds 37

Specialized	Utility and
Technology	Telecommunications
Fund	Fund

$260,346,452	$368,655,549
61,045,090	80,010,054

321,391,542	448,665,603
18	5,880
0	285,512
468,927	155,680
94,001	1,207,397
10,228	8,394
10,401	64,919

321,975,117	450,393,385

0	2,846,093
158,212	611,264
47,743,322	66,690,300
0	30,202
236,772	174,443
5,209	56,029
40,510	100,140
56,274	79,916
48,681	160,138

48,288,980	70,748,525

$273,686,137	$379,644,860

$205,802,061	$390,956,776
0	774,452
9,598,975	(100,732,672)
58,285,101	88,646,304

$273,686,137	$379,644,860

$167,297,644	$283,715,608
18,850,374	22,542,341
$8.88	$12.59
$9.42	$13.36
$1,628,596	$24,461,370
198,664	1,942,445
$8.20	$12.59
$6,741,601	$60,655,084
824,145	4,816,438
$8.18	$12.59
$3,879,147	$3,903,653
436,620	310,093
$8.88	$12.59
NA	$6,909,145
NA	547,974
NA	$12.61
$94,139,149	NA
10,681,592	NA
$8.81	NA

$263,106,991	$360,065,225

$46,781,194	$65,010,682

$18	$5,820

$0	$47,314

38 Wells Fargo Advantage Specialty Funds	Statements of Operations

	Health Care Fund
	Period Ended	Year Ended
	March 31, 2011[1]	October 31, 2010[3]

Investment income
Dividends*	$381,940	$1,889,569
Income from affiliated securities	2,569	4,048
Securities lending income, net	40,670	119,855

Total investment income	425,179	2,013,472

Expenses
Advisory fee	366,729	1,118,312
Administration fees
Fund level	22,921	111,282
Class A	67,649	51,283
Class B	20,512	14,731
Class C	25,092	17,809
Administrator Class	2,282	1,125[6]
Institutional Class	NA	NA
Investor Class	NA	NA
Shareholder servicing fees
Class A	63,856	189,661
Class B	19,723	54,220
Class C	24,127	64,836
Administrator Class	5,194	2,812[6]
Investor Class	NA	NA
Distribution fees
Class B	59,170	162,659
Class C	72,382	194,508
Custody and accounting fees	5,426	34,467
Professional fees	12,100	31,468
Registration fees	28,168	67,658
Shareholder report expenses	15,118	51,830
Trustees’ fees and expenses	1,500	1,812
Transfer agent fees	0	399,502
Other fees and expenses	45,887	36,942

Total expenses	857,836	2,606,917
Less: Fee waivers and/or expense reimbursements	(62,253)	(43,481)

Net expenses	795,583	2,563,436

Net investment loss	(370,404)	(549,964)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on:
Unaffiliated securities	3,963,912	5,234,549
Forward foreign currency contract transactions	0	0

Net realized gains on investments	3,963,912	5,234,549

Net change in unrealized gains (losses) on:
Unaffiliated securities	6,803,706	13,845,174
Affiliated securities	0	0

Net change in unrealized gains (losses) on investments	6,803,706	13,845,174

Net realized and unrealized gains (losses) on investments	10,767,618	19,079,723

Net increase in net assets resulting from operations	$10,397,214	$18,529,759

*Net of foreign withholding taxes of	$13,965	$23,200

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	Class commenced operations on July 30, 2010.

3.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Health Care Fund which became the accounting and performance survivor in this transaction. The information for the period prior to July 19, 2010 is that of Evergreen Health Care Fund.

4.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in this transaction. The information for the period prior to July 19, 2010 is that of Evergreen Precious Metals Fund.

5.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in this transaction. The information for the period prior to July 19, 2010 is that of Evergreen Utility and Telecommunications Fund.

6.	Class I shares of the predecessor fund became Administrator Class shares on July 19, 2010.

7.	Class I shares of the predecessor fund became Institutional Class shares on July 19, 2010.
The accompanying notes are an integral part of these financial statements.

Statements of Operations	Wells Fargo Advantage Specialty Funds 39

Precious Metals Fund		Specialized Technology Fund
Period Ended	Year Ended	Period Ended	Year Ended
March 31, 2011[1]	October 31, 2010[4]	March 31, 2011[1]	October 31, 2010

$3,298,995	$7,232,624	$326,170	$910,810
37,483	61,684	11,073	21,249
0	0	172,957	107,416

3,336,478	7,294,308	510,200	1,039,475

3,468,886	5,787,869	1,127,647	2,175,899

315,861	1,009,329	53,698	103,614
961,870	641,099	170,558	354,934
82,795	59,190	1,849	5,732
425,837	275,029	6,682	13,394
28,667	13[2]	1,158	16[2]
29,982	16,576[7]	NA	NA
NA	NA	123,278	256,697

921,725	1,860,752	162,581	323,354
79,611	189,447	1,778	5,217
409,459	822,491	6,425	12,235
50,945	33[2]	2,373	41[2]
NA	NA	92,869	175,532

238,832	568,340	5,333	15,650
1,228,377	2,467,472	19,274	36,707
91,989	565,044	9,571	13,885
11,305	82,506	15,117	35,431
38,311	123,046	20,685	48,864
22,933	143,301	16,750	106,899
23,758	49,364	4,376	10,549
0	1,153,254	0	0
87,989	170,139	3,284	9,404

8,519,132	15,984,294	1,845,286	3,704,054
(358,085)	(443,577)	0	(25)

8,161,047	15,540,717	1,845,286	3,704,029

(4,824,569)	(8,246,409)	(1,335,086)	(2,664,554)

19,147,723	137,975,640	23,344,044	21,675,307
0	41,452	0	0

19,147,723	138,017,092	23,344,044	21,675,307

27,469,476	311,505,173	12,304,761	41,116,263
2,272,578	5,892,718	0	0

29,742,054	317,397,891	12,304,761	41,116,263

48,889,777	455,414,983	35,648,805	62,791,570

$44,065,208	$447,168,574	$34,313,719	$60,127,016

$327,846	$458,494	$7,245	$10,648

40 Wells Fargo Advantage Specialty Funds	Statements of Operations

	Utility and Telecommunications Fund
	Period Ended	Year Ended
	March 31, 2011[1]	October 31, 2010[5]

Investment income
Dividends*	$6,114,899	$15,018,177
Income from affiliated securities	12,715	15,779
Securities lending income, net	43,851	232,883

Total investment income	6,171,465	15,266,839

Expenses
Advisory fee	929,488	1,938,612
Administration fees
Fund level	77,457	359,246
Class A	298,151	210,307
Class B	27,542	20,419
Class C	66,168	50,444
Administrator Class	1,355	3	[2]
Institutional Class	2,275	1,644	[7]
Shareholder servicing fees
Class A	286,174	748,022
Class B	26,483	73,858
Class C	63,623	192,103
Administrator Class	2,790	6	[2]
Distribution fees
Class B	79,449	221,574
Class C	190,870	576,308
Custody and accounting fees	15,184	94,535
Professional fees	24,097	50,884
Registration fees	54,759	83,602
Shareholder report expenses	13,880	92,216
Trustees’ fees and expenses	12,766	22,962
Transfer agent fees	0	783,101
Other fees and expenses	10,336	75,090

Total expenses	2,182,847	5,594,936
Less: Fee waivers and/or expense reimbursements	(159,330)	(164,463)

Net expenses	2,023,517	5,430,473

Net investment income	4,147,948	9,836,366

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	10,004,325	15,791,610
Written options	10,110	94,830

Net realized gains on investments	10,014,435	15,886,440

Net change in unrealized gains (losses) on:
Unaffiliated securities	16,624,453	18,063,899
Written options	17,112	0

Net change in unrealized gains (losses) on investments	16,641,565	18,063,899

Net realized and unrealized gains (losses) on investments	26,656,000	33,950,339

Net increase in net assets resulting from operations	$30,803,948	$43,786,705

*Net of foreign withholding taxes of	$22,614	$325,274
Please see footnotes on page 38.
The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

42 Wells Fargo Advantage Specialty Funds	Statements of Changes in Net Assets

	Health Care Fund
		Period Ended		Year Ended
		March 31, 2011[1]		October 31, 2010[2]

Operations
Net investment loss		$(370,404)		$(549,964)
Net realized gains (losses) on investments		3,963,912		5,234,549
Net change in unrealized gains (losses) on investments		6,803,706		13,845,174

Net increase in net assets resulting from operations		10,397,214		18,529,759

Distributions to shareholders from
Net investment income
Class A		0		0
Class B		0		0
Class C		0		0
Administrator Class		0		0 [6]
Institutional Class		NA		NA
Net realized gains
Class A		0		0
Class B		0		0
Class C		0		0
Administrator Class		0		06
Institutional Class		NA		NA

Total distributions to shareholders		0		0

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	80,069	1,459,560	272,215	4,675,648
Class B	386	6,529	18,318	286,395
Class C	16,840	284,288	31,646	495,682
Administrator Class	127,754	2,363,718	33,994 [6]	601,485 [6]
Institutional Class	NA	NA	NA	NA

		4,114,095		6,059,210

Reinvestment of distributions
Class A	0	0	0	0
Class B	0	0	0	0
Class C	0	0	0	0
Administrator Class	0	0	0 [6]	0 [6]
Institutional Class	NA	NA	NA	NA

		0		0

Automatic conversion of Class B shares to Class A shares
Class A	57,564	1,063,725	8,574	139,502
Class B	(63,419)	(1,063,725)	(9,366)	(139,502)

		0		0

Payment for shares redeemed
Class A	(748,947)	(13,622,132)	(1,600,428)	(27,382,655)
Class B	(114,966)	(1,923,173)	(364,917)	(5,684,687)
Class C	(170,692)	(2,842,039)	(444,695)	(6,906,077)
Administrator Class	(62,746)	(1,208,005)	(192,388)[6]	(3,370,161)[6]
Institutional Class	NA	NA	NA	NA

		(19,595,349)		(43,343,580)

Net increase (decrease) in net assets resulting from capital share transactions		(15,481,254)		(37,284,370)

Total increase (decrease) in net assets		(5,084,040)		(18,754,611)

Net assets

Beginning of period		115,201,678		133,956,289

End of period		$110,117,638		$115,201,678

Undistributed (overdistributed) net investment loss		$(6,852)		$(6,591)

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Health Care Fund which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 is that of Evergreen Health Care Fund.

3.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 is that of Evergreen Precious Metals Fund.

4.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 is that of Evergreen Utility and Telecommunications Fund.

5.	Class commenced operations on July 30, 2010.

6.	Class I shares of the predecessor fund became Administrator Class shares on July 19, 2010.

7.	Class I shares of the predecessor fund became Institutional Class shares on July 19, 2010.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Specialty Funds 43

Health Care Fund		Precious Metals Fund
	Year Ended		Period Ended		Year Ended			Year Ended
	October 31, 2009[2]		March 31, 2011[1]		October 31, 2010[3]			October 31, 2009[3]

	$(1,614,653)		$(4,824,569)		$(8,246,409)			$(6,957,527)
	(16,845,225)		19,147,723		138,017,092			(16,995,570)
	23,571,028		29,742,054		317,397,891			497,550,518

	5,111,150		44,065,208		447,168,574			473,597,421

	0		(40,792,879)		0			0
	0		(3,075,690)		0			0
	0		(15,988,531)		0			0
	0 [6]		(4,409,918)		0	[5]		NA
	NA		(4,302,183)		0	[7]		0 [7]

	0		(64,067,611)		0			(13,576,593)
	0		(6,219,040)		0			(2,111,553)
	0		(31,312,147)		0			(6,665,246)
	0 [6]		(6,492,419)		0	[5]		NA
	NA		(6,352,244)		0	[7]		(754,933)[7]

	0		(183,012,662)		0			(23,108,325)

Shares		Shares		Shares			Shares

734,188	10,372,909	1,458,656	128,357,625	3,798,555	302,279,906		3,406,810	183,722,451
66,288	841,199	29,428	2,421,290	43,458	3,154,965		258,095	12,098,139
115,160	1,493,329	538,280	43,231,944	988,761	71,591,926		1,329,913	67,071,619
131,658 [6]	1,897,659 [6]	1,243,336	120,059,547	1,357 [5]	122,474	[5]	NA	NA
NA	NA	306,056	26,802,077	494,840 [7]	40,121,137	[7]	404,334 [7]	21,530,723 [7]

	14,605,096		320,872,483		417,270,408			284,422,932

0	0	999,625	88,852,858	0	0		289,854	10,327,518
0	0	86,602	7,123,324	0	0		46,647	1,561,756
0	0	412,268	33,605,609	0	0		141,485	4,700,143
0 [6]	0 [6]	11,352	1,009,042	0 [5]	0	[5]	NA	NA
NA	NA	111,456	9,929,327	07	0	[7]	20,760 [7]	738,231 [7]

	0		140,520,160		0			17,327,648

458,353	6,362,490	40,552	3,551,253	3,115	234,285		102,070	5,461,599
(498,224)	(6,362,490)	(43,798)	(3,551,253)	(3,341)	(234,285)		(109,011)	(5,461,599)

	0		0		0			0

(2,702,083)	(38,278,955)	(2,517,021)	(228,244,955)	(2,825,257)	(220,696,606)		(2,877,684)	(153,877,402)
(759,307)	(9,781,995)	(125,170)	(10,148,523)	(238,447)	(17,309,262)		(342,773)	(16,969,305)
(1,062,497)	(13,754,622)	(494,503)	(38,921,274)	(958,570)	(68,573,931)		(1,043,298)	(49,912,521)
(181,217)[6]	(2,693,620)[6]	(157,989)	(13,252,438)	0 [5]	0	[5]	NA	NA
NA	NA	(187,356)	(16,035,319)	(257,253)[7]	(20,460,632)[7]		(225,117)[7]	(11,618,558)[7]

	(64,509,192)		(306,602,509)		(327,040,431)			(232,377,786)

	(49,904,096)		154,790,134		90,229,977			69,372,794

	(44,792,946)		15,842,680		537,398,551			519,861,890

	178,749,235		1,518,008,202		980,609,651			460,747,761

	$133,956,289		$1,533,850,882		$1,518,008,202			$980,609,651

	$(5,759)		$17,020,511		$68,923,581			$(41,840)

44 Wells Fargo Advantage Specialty Funds	Statements of Changes in Net Assets

	Specialized Technology Fund
	Period Ended		Year Ended
	March 31, 2011[1]		October 31, 2010

Operations
Net investment income (loss)		$(1,335,086)		$(2,664,554)
Net realized gains (losses) on investments		23,344,044		21,675,307
Net change in unrealized gains (losses) on investments		12,304,761		41,116,263

Net increase in net assets resulting from operations		34,313,719		60,127,016

Distributions to shareholders from
Net investment income
Class A		0		0
Class B		0		0
Class C		0		0
Administrator Class		0		0 [5]
Institutional Class		NA		NA

Total distributions to shareholders		0		0

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	1,666,240	14,289,747	3,665,187	24,221,218
Class B	29,724	236,793	22,849	145,405
Class C	148,227	1,180,215	109,467	674,286
Administrator Class	433,827	3,556,702	14,002 [5]	97,500 [5]
Institutional Class	NA	NA	NA	NA
Investor Class	1,123,642	9,476,844	1,232,433	8,210,302

		28,740,301		33,348,711

Reinvestment of distributions
Class A	0	0	0	0
Class B	0	0	0	0
Class C	0	0	0	0
Administrator Class	0	0	0 [5]	0 [5]
Institutional Class	NA	NA	NA	NA

		0		0

Automatic conversion of Class B shares to Class A shares
Class A	0	0	0	0
Class B	0	0	0	0

Payment for shares redeemed		0		0

Class A	(1,917,957)	(16,053,122)	(4,576,710)	(30,203,768)
Class B	(94,078)	(733,426)	(185,637)	(1,124,725)
Class C	(101,328)	(802,968)	(168,835)	(1,025,508)
Administrator Class	(11,209)	(97,066)	0 [5]	0 [5]
Institutional Class	NA	NA	NA	NA
Investor Class	(1,041,458)	(8,732,625)	(1,681,096)	(10,992,495)

		(26,419,207)		(43,346,496)

Net increase (decrease) in net assets resulting from capital share transactions		2,321,094		(9,997,785)

Total increase (decrease) in net assets		36,634,813		50,129,231

Net assets
Beginning of period		237,051,324		186,922,093

End of period		$273,686,137		$237,051,324

Undistributed net investment income (loss)		$0		$0

Please see footnotes on page 42.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Specialty Funds 45

Specialized Technology Fund		Utility and Telecommunications Fund
Year Ended		Period Ended		Year Ended			Year Ended
October 31, 2009		March 31, 2011[1]		October 31, 2010[4]			October 31, 2009[4]

	$(1,403,291)		$4,147,948			$9,836,366		$18,197,727
	(22,689,476)		10,014,435			15,886,440		(58,564,040)
	63,628,984		16,641,565			18,063,899		63,027,802

	39,536,217		30,803,948			43,786,705		22,661,489

	0		(3,377,592)			(7,266,042)		(13,844,009)
	0		(209,487)			(498,304)		(1,311,913)
	0		(507,114)			(1,293,236)		(2,928,200)
	NA		(57,673)			(44)[5]		NA
	NA		(90,001)			(246,342)[7]		(469,233)[7]

	0		(4,241,867)			(9,303,968)		(18,553,355)

Shares		Shares		Shares			Shares

5,956,855	27,700,990	695,062	8,515,954	1,920,157		21,838,265	3,902,290	39,465,821
4,801	21,879	8,720	106,576	52,615		599,896	561,807	5,627,844
127,522	578,114	169,806	2,084,647	732,973		8,422,289	3,089,633	31,473,500
NA	NA	440,154	5,232,017	901	[5]	10,000 [5]	NA	NA
NA	NA	44,146	538,290	486,747	[7]	5,585,331 [7]	923,584 [7]	9,481,660 [7]
1,358,175	6,594,195	NA	NA	NA		NA	NA	NA

	34,895,178		16,477,484			36,455,781		86,048,825

0	0	243,520	2,917,047	540,491		6,139,396	1,175,687	11,684,296
0	0	12,680	151,524	30,728		349,330	93,223	927,158
0	0	27,109	324,575	62,162		706,472	160,489	1,595,054
NA	NA	2,279	27,329	4	[5]	44 [5]	NA	NA
NA	NA	7,214	86,815	20,700	[7]	236,053 [7]	45,383 [7]	451,836 [7]

	0		3,507,290			7,431,295		14,658,344

0	0	78,774	955,700	12,777		143,865	229,544	2,343,222
0	0	(78,780)	(955,700)	(12,777)		(143,865)	(229,616)	(2,343,222)

	0		0			0		0

(8,185,272)	(36,091,859)	(2,481,126)	(29,809,524)	(6,501,199)		(73,626,445)	(5,814,644)	(59,360,462)
(345,010)	(1,437,419)	(307,048)	(3,707,145)	(643,136)		(7,278,328)	(836,094)	(8,536,445)
(146,051)	(608,802)	(920,278)	(11,066,439)	(2,734,181)		(30,926,291)	(2,708,725)	(27,422,221)
NA	NA	(133,245)	(1,610,527)	0	[5]	0 [5]	NA	NA
NA	NA	(110,009)	(1,326,426)	(753,525)[7]		(8,601,349)[7]	(950,986)[7]	(9,464,089)[7]
(1,332,968)	(6,341,199)	NA	NA	NA		NA	NA	NA

	(44,479,279)		(47,520,061)			(120,432,413)		(104,783,217)

	(9,584,101)		(27,535,287)			(76,545,337)		(4,076,048)

	29,952,116		(973,206)			(42,062,600)		32,086

	156,969,977		380,618,066			422,680,666		422,648,580

	$186,922,093		$379,644,860			$380,618,066		$422,680,666

	$13,997		$774,452			$321,287		$567,073

46 Wells Fargo Advantage Specialty Funds	Financial Highlights

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gains (Losses)	Investment	from Net
	Share	Income (Loss)	on Investments	Income	Realized Gains

Health Care Fund[4]

Class A
November 1, 2010 to March 31, 2011[7]	$17.74	(0.04)[2]	1.82	0.00	0.00
November 1, 2009 to October 31, 2010	$15.40	(0.03)[2]	2.37	0.00	0.00
November 1, 2008 to October 31, 2009	$14.59	(0.11)[2]	0.92	0.00	0.00
November 1, 2007 to October 31, 2008	$23.09	(0.13)[2]	(6.58)	0.00	(1.79)
November 1, 2006 to October 31, 2007	$20.93	(0.09)	2.86	0.00	(0.61)
November 1, 2005 to October 31, 2006	$19.38	(0.12)[2]	2.80	0.00	(1.13)

Class B
November 1, 2010 to March 31, 2011[7]	$16.13	(0.09)[2]	1.65	0.00	0.00
November 1, 2009 to October 31, 2010	$14.10	(0.14)[2]	2.17	0.00	0.00
November 1, 2008 to October 31, 2009	$13.46	(0.20)[2]	0.84	0.00	0.00
November 1, 2007 to October 31, 2008	$21.60	(0.26)	(6.09)	0.00	(1.79)
November 1, 2006 to October 31, 2007	$19.76	(0.31)	2.76	0.00	(0.61)
November 1, 2005 to October 31, 2006	$18.47	(0.26)	2.68	0.00	(1.13)

Class C
November 1, 2010 to March 31, 2011[7]	$16.11	(0.09)[2]	1.65	0.00	0.00
November 1, 2009 to October 31, 2010	$14.09	(0.14)[2]	2.16	0.00	0.00
November 1, 2008 to October 31, 2009	$13.45	(0.20)[2]	0.84	0.00	0.00
November 1, 2007 to October 31, 2008	$21.58	(0.25)	(6.09)	0.00	(1.79)
November 1, 2006 to October 31, 2007	$19.74	(0.26)	2.71	0.00	(0.61)
November 1, 2005 to October 31, 2006	$18.46	(0.23)	2.64	0.00	(1.13)

Administrator Class
November 1, 2010 to March 31, 2011[7]	$18.33	(0.03)[2]	1.89	0.00	0.00
November 1, 2009 to October 31, 2010[8]	$15.88	0.01 [2]	2.44	0.00	0.00
November 1, 2008 to October 31, 2009[8]	$15.00	(0.08)[2]	0.96	0.00	0.00
November 1, 2007 to October 31, 2008[8]	$23.64	(0.08)[2]	(6.77)	0.00	(1.79)
November 1, 2006 to October 31, 2007[8]	$21.36	(0.02)[2]	2.91	0.00	(0.61)
November 1, 2005 to October 31, 2006[8]	$19.70	(0.07)[2]	2.86	0.00	(1.13)

Precious Metals Fund[5]

Class A
November 1, 2010 to March 31, 2011[7]	$93.43	(0.21)[2]	3.24	(4.06)	(6.76)
November 1, 2009 to October 31, 2010	$64.40	(0.35)[2]	29.38	0.00	0.00
November 1, 2008 to October 31, 2009	$33.15	(0.33)[2]	33.23	0.00	(1.65)
November 1, 2007 to October 31, 2008	$76.98	(0.14)[2]	(38.79)	0.00	(4.90)
November 1, 2006 to October 31, 2007	$56.05	(0.15)[2]	24.35	(0.42)	(2.85)
November 1, 2005 to October 31, 2006	$36.01	(0.11)[2]	20.47	(0.32)	0.00

Class B
November 1, 2010 to March 31, 2011[7]	$86.53	(0.44)[2]	3.01	(3.14)	(6.76)
November 1, 2009 to October 31, 2010	$60.10	(0.86)[2]	27.29	0.00	0.00
November 1, 2008 to October 31, 2009	$31.25	(0.68)[2]	31.18	0.00	(1.65)
November 1, 2007 to October 31, 2008	$73.39	(0.60)[2]	(36.64)	0.00	(4.90)
November 1, 2006 to October 31, 2007	$53.61	(0.55)[2]	23.24	(0.06)	(2.85)
November 1, 2005 to October 31, 2006	$34.48	(0.46)[2]	19.66	(0.07)	0.00

1.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

2.	Calculated based upon average shares outstanding.

3.	Commencement of class operations.

4.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Health Care Fund which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Health Care Fund.

5.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Precious Metals Fund.

6.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Utility and Telecommunications Fund.

7.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

8.	Class I shares of the predecessor fund became Administrator Class shares on July 19, 2010.

9.	Class I shares of the predecessor fund became Institutional Class shares on July 19, 2010.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Specialty Funds 47

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income (Loss)	Expenses	Expenses	Return(1)	Rate	(000’s omitted)

$19.52	(0.52)%	1.59%	1.46%	10.03%	33%	$62,261
$17.74	(0.16)%	1.77%	1.73%	15.19%	42%	$67,434
$15.40	(0.81)%	1.81%	1.81%	5.55%	49%	$78,860
$14.59	(0.68)%	1.68%	1.66%	(31.30)%	47%	$96,713
$23.09	(0.41)%	1.66%	1.64%	13.57%	71%	$161,559
$20.93	(0.63)%	1.70%	1.69%	14.46%	41%	$148,460

$17.69	(1.28)%	2.35%	2.21%	9.67%	33%	$18,629
$16.13	(0.91)%	2.52%	2.48%	14.40%	42%	$19,854
$14.10	(1.56)%	2.57%	2.57%	4.75%	49%	$22,384
$13.46	(1.43)%	2.40%	2.40%	(31.83)%	47%	$37,393
$21.60	(1.12)%	2.35%	2.35%	12.73%	71%	$88,967
$19.76	(1.32)%	2.40%	2.39%	13.72%	41%	$97,682

$17.67	(1.29)%	2.35%	2.21%	9.68%	33%	$23,411
$16.11	(0.90)%	2.52%	2.48%	14.34%	42%	$23,823
$14.09	(1.56)%	2.56%	2.56%	4.76%	49%	$26,656
$13.45	(1.43)%	2.40%	2.40%	(31.81)%	47%	$38,178
$21.58	(1.12)%	2.35%	2.35%	12.74%	71%	$66,280
$19.74	(1.33)%	2.40%	2.39%	13.67%	41%	$65,655

$20.19	(0.37)%	1.42%	1.23%	10.15%	33%	$5,817
$18.33	0.04%	1.54%	1.49%	15.43%	42%	$4,090
$15.88	(0.56)%	1.56%	1.56%	5.87%	49%	$6,057
$15.00	(0.43)%	1.41%	1.41%	(31.15)%	47%	$6,466
$23.64	(0.11)%	1.35%	1.35%	13.86%	71%	$9,535
$21.36	(0.33)%	1.40%	1.39%	14.80%	41%	$14,210

$85.64	(0.57)%	1.15%	1.09%	3.14%	5%	$873,142
$93.43	(0.45)%	1.09%	1.05%	45.10%	14%	$954,220
$64.40	(0.62)%	1.08%	1.08%	103.24%	14%	$594,910
$33.15	(0.21)%	1.07%	1.05%	(53.66)%	19%	$275,695
$76.98	(0.26)%	1.12%	1.10%	44.99%	37%	$587,874
$56.05	(0.22)%	1.16%	1.14%	56.86%	23%	$413,685

$79.20	(1.32)%	1.90%	1.84%	2.82%	5%	$71,761
$86.53	(1.19)%	1.83%	1.80%	44.00%	14%	$82,984
$60.10	(1.37)%	1.83%	1.83%	101.77%	14%	$69,553
$31.25	(0.97)%	1.80%	1.80%	(54.00)%	19%	$40,766
$73.39	(0.98)%	1.82%	1.82%	43.96%	37%	$99,221
$53.61	(0.93)%	1.86%	1.84%	55.78%	23%	$73,208

48 Wells Fargo Advantage Specialty Funds	Financial Highlights

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gains (Losses)	Investment	from Net
	Share	Income (Loss)	on Investments	Income	Realized Gains

Precious Metals Fund[5] (continued)

Class C
November 1, 2010 to March 31, 2011[7]	$85.86	(0.43)[2]	2.98	(3.22)	(6.76)
November 1, 2009 to October 31, 2010	$59.63	(0.86)[2]	27.09	0.00	0.00
November 1, 2008 to October 31, 2009	$31.02	(0.68)[2]	30.94	0.00	(1.65)
November 1, 2007 to October 31, 2008	$72.90	(0.60)[2]	(36.38)	0.00	(4.90)
November 1, 2006 to October 31, 2007	$53.31	(0.55)[2]	23.09	(0.10)	(2.85)
November 1, 2005 to October 31, 2006	$34.30	(0.45)[2]	19.55	(0.09)	0.00

Administrator Class
November 1, 2010 to March 31, 2011[7]	$93.65	(0.11)[2]	3.22	(4.30)	(6.76)
July 30, 2010[3] to October 31, 2010	$77.73	(0.12)[2]	16.04	0.00	0.00

Institutional Class
November 1, 2010 to March 31, 2011[7]	$93.68	(0.06)[2]	3.26	(4.28)	(6.76)
November 1, 2009 to October 31, 2010[9]	$64.41	(0.14)[2]	29.41	0.00	0.00
November 1, 2008 to October 31, 2009[9]	$33.07	(0.20)[2]	33.19	0.00	(1.65)
November 1, 2007 to October 31, 2008[9]	$76.63	0.03 [2]	(38.69)	0.00	(4.90)
November 1, 2006 to October 31, 2007[9]	$55.78	0.01 [2]	24.24	(0.55)	(2.85)
November 1, 2005 to October 31, 2006[9]	$35.82	0.04 [2]	20.33	(0.41)	0.00

Specialized Technology Fund

Class A
November 1, 2010 to March 31, 2011[7]	$7.74	(0.04)	1.18	0.00	0.00
November 1, 2009 to October 31, 2010	$5.81	(0.08)	2.01	0.00	0.00
November 1, 2008 to October 31, 2009	$4.52	(0.04)[2]	1.33	0.00	0.00
November 1, 2007 to October 31, 2008	$7.83	(0.04)[2]	(3.27)	0.00	0.00
November 1, 2006 to October 31, 2007	$5.45	(0.07)[2]	2.45	0.00	0.00
November 1, 2005 to October 31, 2006	$5.20	(0.07)	0.32	0.00	0.00

Class B
November 1, 2010 to March 31, 2011[7]	$7.18	(0.06)[2]	1.08	0.00	0.00
November 1, 2009 to October 31, 2010	$5.42	(0.12)[2]	1.88	0.00	0.00
November 1, 2008 to October 31, 2009	$4.25	(0.07)[2]	1.24	0.00	0.00
November 1, 2007 to October 31, 2008	$7.42	(0.08)[2]	(3.09)	0.00	0.00
November 1, 2006 to October 31, 2007	$5.20	(0.10)[2]	2.32	0.00	0.00
November 1, 2005 to October 31, 2006	$5.00	(0.14)	0.34	0.00	0.00

Class C
November 1, 2010 to March 31, 2011[7]	$7.16	(0.06)[2]	1.08	0.00	0.00
November 1, 2009 to October 31, 2010	$5.41	(0.12)[2]	1.87	0.00	0.00
November 1, 2008 to October 31, 2009	$4.24	(0.07)[2]	1.24	0.00	0.00
November 1, 2007 to October 31, 2008	$7.40	(0.08)[2]	(3.08)	0.00	0.00
November 1, 2006 to October 31, 2007	$5.19	(0.11)[2]	2.32	0.00	0.00
November 1, 2005 to October 31, 2006	$4.99	(0.12)	0.32	0.00	0.00

Administrator Class
November 1, 2010 to March 31, 2011[7]	$7.74	(0.04)[2]	1.18	0.00	0.00
July 30, 2010[3] to October 31, 2010	$6.63	(0.02)[2]	1.13	0.00	0.00

Investor Class
November 1, 2010 to March 31, 2011[7]	$7.69	(0.05)	1.17	0.00	0.00
November 1, 2009 to October 31, 2010	$5.78	(0.09)[2]	2.00	0.00	0.00
November 1, 2008 to October 31, 2009	$4.50	(0.05)[2]	1.33	0.00	0.00
November 1, 2007 to October 31, 2008	$7.79	(0.05)[2]	(3.24)	0.00	0.00
November 1, 2006 to October 31, 2007	$5.44	(0.07)[2]	2.42	0.00	0.00
November 1, 2005 to October 31, 2006	$5.20	(0.08)	0.32	0.00	0.00
Please see footnotes on page 46.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Specialty Funds 49

Ending	Ratio to Average Net Assets (Annualized)
Net Asset					Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income (Loss)	Expenses	Expenses	Return(1)	Rate	(000’s omitted)

$78.43	(1.31)%	1.90%	1.84%	2.82%	5%	$398,047
$85.86	(1.19)%	1.84%	1.80%	44.01%	14%	$396,590
$59.63	(1.37)%	1.83%	1.83%	101.75%	14%	$273,636
$31.02	(0.97)%	1.80%	1.80%	(54.01)%	19%	$129,074
$72.90	(0.98)%	1.82%	1.82%	43.95%	37%	$323,495
$53.31	(0.92)%	1.86%	1.84%	55.79%	23%	$208,445

$85.70	(0.30)%	0.91%	0.91%	3.20%	5%	$94,103
$93.65	(0.54)%	1.06%	0.95%	20.48%	14%	$127

$85.84	(0.15)%	0.72%	0.69%	3.32%	5%	$96,798
$93.68	(0.18)%	0.78%	0.78%	45.47%	14%	$84,087
$64.41	(0.37)%	0.82%	0.82%	103.78%	14%	$42,511
$33.07	0.04%	0.82%	0.82%	(53.54)%	19%	$15,213
$76.63	0.02%	0.82%	0.82%	45.40%	37%	$8,293
$55.78	0.09%	0.86%	0.84%	57.30%	23%	$5,910

$8.88	(1.20)%	1.67%	1.67%	14.60%	43%	$167,298
$7.74	(1.23)%	1.73%	1.73%	33.22%	164%	$147,945
$5.81	(0.84)%	1.85%	1.75%	28.54%	144%	$116,272
$4.52	(0.62)%	1.81%	1.75%	(42.27)%	191%	$100,523
$7.83	(1.05)%	1.79%	1.75%	43.67%	178%	$163,333
$5.45	(1.13)%	1.83%	1.75%	4.81%	279%	$110,207

$8.20	(1.95)%	2.42%	2.42%	14.21%	43%	$1,629
$7.18	(1.97)%	2.48%	2.48%	32.47%	164%	$1,888
$5.42	(1.54)%	2.60%	2.50%	27.53%	144%	$2,310
$4.25	(1.33)%	2.55%	2.50%	(42.72)%	191%	$3,254
$7.42	(1.79)%	2.54%	2.50%	42.69%	178%	$16,366
$5.20	(1.89)%	2.58%	2.50%	4.00%	279%	$23,903

$8.18	(1.95)%	2.43%	2.43%	14.25%	43%	$6,742
$7.16	(1.98)%	2.48%	2.48%	32.35%	164%	$5,566
$5.41	(1.60)%	2.60%	2.50%	27.59%	144%	$4,527
$4.24	(1.38)%	2.54%	2.50%	(42.70)%	191%	$3,626
$7.40	(1.81)%	2.54%	2.50%	42.58%	178%	$6,907
$5.19	(1.88)%	2.58%	2.50%	4.01%	279%	$5,173

$8.88	(1.03)%	1.48%	1.48%	14.73%	43%	$3,879
$7.74	(0.97)%	1.58%	1.50%	16.74%	164%	$108

$8.81	(1.27)%	1.74%	1.74%	14.56%	43%	$94,139
$7.69	(1.32)%	1.82%	1.82%	33.04%	164%	$81,544
$5.78	(0.96)%	1.96%	1.86%	28.44%	144%	$63,814
$4.50	(0.77)%	1.96%	1.90%	(42.23)%	191%	$49,567
$7.79	(1.20)%	1.96%	1.90%	43.20%	178%	$92,530
$5.44	(1.30)%	2.00%	1.90%	4.62%	279%	$79,827

50 Wells Fargo Advantage Specialty Funds	Financial Highlights

	Beginning			Net Realized	Distributions	Ending
	Net Asset	Net		and Unrealized	from Net	Net Asset
	Value Per	Investment		Gains (Losses)	Investment	Value Per
	Share	Income		on Investments	Income	Share

Utility and Telecommunications Fund[6]

Class A
November 1, 2010 to March 31, 2011[7]	$11.73	0.14		0.87	(0.15)	$12.59
November 1, 2009 to October 31, 2010	$10.77	0.29		0.94	(0.27)	$11.73
November 1, 2008 to October 31, 2009	$10.67	0.48		0.11	(0.49)	$10.77
November 1, 2007 to October 31, 2008	$16.69	1.06		(6.17)	(0.91)	$10.67
November 1, 2006 to October 31, 2007	$13.63	0.75		3.23	(0.92)	$16.69
November 1, 2005 to October 31, 2006	$12.03	1.15	[2]	1.35	(0.90)	$13.63

Class B
November 1, 2010 to March 31, 2011[7]	$11.72	0.10	[2]	0.87	(0.10)	$12.59
November 1, 2009 to October 31, 2010	$10.77	0.21	[2]	0.93	(0.19)	$11.72
November 1, 2008 to October 31, 2009	$10.67	0.40	[2]	0.11	(0.41)	$10.77
November 1, 2007 to October 31, 2008	$16.69	0.89	[2]	(6.11)	(0.80)	$10.67
November 1, 2006 to October 31, 2007	$13.63	0.69		3.16	(0.79)	$16.69
November 1, 2005 to October 31, 2006	$12.03	1.09	[2]	1.32	(0.81)	$13.63

Class C
November 1, 2010 to March 31, 2011[7]	$11.72	0.11	[2]	0.86	(0.10)	$12.59
November 1, 2009 to October 31, 2010	$10.77	0.21	[2]	0.93	(0.19)	$11.72
November 1, 2008 to October 31, 2009	$10.67	0.40		0.11	(0.41)	$10.77
November 1, 2007 to October 31, 2008	$16.69	0.95		(6.17)	(0.80)	$10.67
November 1, 2006 to October 31, 2007	$13.63	0.67	[2]	3.19	(0.80)	$16.69
November 1, 2005 to October 31, 2006	$12.04	1.00	[2]	1.41	(0.82)	$13.63

Administrator Class
November 1, 2010 to March 31, 2011[7]	$11.74	0.12	[2]	0.89	(0.16)	$12.59
July 30, 2010[3] to October 31, 2010	$11.10	0.06		0.63	(0.05)	$11.74

Institutional Class
November 1, 2010 to March 31, 2011[7]	$11.74	0.16		0.87	(0.16)	$12.61
November 1, 2009 to October 31, 2010[9]	$10.78	0.31	[2]	0.95	(0.30)	$11.74
November 1, 2008 to October 31, 2009[9]	$10.69	0.51		0.09	(0.51)	$10.78
November 1, 2007 to October 31, 2008[9]	$16.72	1.14	[2]	(6.23)	(0.94)	$10.69
November 1, 2006 to October 31, 2007[9]	$13.65	0.78		3.24	(0.95)	$16.72
November 1, 2005 to October 31, 2006[9]	$12.04	1.26	[2]	1.28	(0.93)	$13.65
Please see footnotes on page 46.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Specialty Funds 51

Ratio to Average Net Assets (Annualized)
				Portfolio	Net Assets at
Net Investment	Gross	Net	Total	Turnover	End of Period
Income	Expenses	Expenses	Return(1)	Rate	(000’s omitted)

2.85%	1.24%	1.14%	8.66%	8%	$283,716
2.56%	1.16%	1.12%	11.55%	51%	$281,501
4.66%	1.13%	1.13%	5.77%	109%	$301,953
7.05%	1.09%	1.07%	(31.70)%	153%	$304,608
5.12%	1.09%	1.04%	29.97%	75%	$507,539
9.05%	1.20%	1.11%	21.67%	121%	$329,166

2.09%	1.99%	1.89%	8.32%	8%	$24,461
1.82%	1.91%	1.87%	10.64%	51%	$27,042
3.92%	1.88%	1.88%	4.97%	109%	$31,007
6.02%	1.81%	1.81%	(32.18)%	153%	$35,106
4.32%	1.79%	1.79%	28.91%	75%	$77,683
8.60%	1.90%	1.86%	20.85%	121%	$69,496

2.10%	1.99%	1.89%	8.32%	8%	$60,655
1.83%	1.91%	1.87%	10.62%	51%	$64,942
3.86%	1.88%	1.88%	5.06%	109%	$80,526
6.36%	1.82%	1.82%	(32.25)%	153%	$74,008
4.33%	1.79%	1.79%	28.99%	75%	$123,039
7.92%	1.90%	1.86%	20.77%	121%	$45,765

2.37%	1.04%	0.95%	8.70%	8%	$3,904
2.23%	1.14%	0.95%	6.22%	51%	$11

3.22%	0.81%	0.78%	8.85%	8%	$6,909
2.73%	0.86%	0.84%	11.75%	51%	$7,123
4.88%	0.89%	0.89%	6.03%	109%	$9,196
7.92%	0.83%	0.83%	(31.55)%	153%	$8,927
5.31%	0.79%	0.79%	30.24%	75%	$3,677
9.98%	0.90%	0.86%	22.09%	121%	$2,606

52 Wells Fargo Advantage Specialty Funds	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage Health Care Fund (“Health Care Fund”), Wells Fargo Advantage Precious Metals Fund (“Precious Metals Fund”), Wells Fargo Advantage Specialized Technology Fund (“Specialized Technology Fund” ) and Wells Fargo Advantage Utility and Telecommunications Fund (“Utility and Telecommunications Fund” ) (each, a “Fund”, collectively, the “Funds”). Each Fund is a non-diversified series of the Trust.
After the close of business on July 16, 2010, the net assets of various Evergreen Funds were acquired by various Wells Fargo Advantage Funds, which were created to receive the assets of the respective Evergreen Fund, in an exchange for shares of the Wells Fargo Advantage Fund. As the various Evergreen Funds contributed all of the net assets and shareholders to the newly created Wells Fargo Advantage Fund, the accounting and performance history of the Evergreen Fund has been carried forward in the financial statements contained herein.

Wells Fargo Advantage Fund	Acquired Evergreen Fund
Health Care Fund	Evergreen Health Care Fund
Precious Metals Fund	Evergreen Precious Metals Fund
Utility and Telecommunications Fund	Evergreen Utility and Telecommunications Fund
Class A, Class B, Class C, and Class I shares of Evergreen Health Care Fund received Class A, Class B, Class C, and Administrator Class shares, respectively, of Health Care Fund in the reorganization.
Class A, Class B, Class C, and Class I shares of Evergreen Precious Metals Fund received Class A, Class B, Class C, and Institutional Class shares, respectively, of Precious Metals Fund in the reorganization.
Class A, Class B, Class C, and Class I shares of Evergreen Utility and Telecommunications Fund received Class A, Class B, Class C, and Institutional Class shares, respectively, of Utility and Telecommunications Fund in the reorganization.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Funds’ Fair Valuation Procedures.
Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities

Notes to Financial Statements	Wells Fargo Advantage Specialty Funds 53
markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.
Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Foreign currency translation
The accounting records of the Funds are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.
The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.
Forward foreign currency contracts
Certain Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.
Security loans
The Funds may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Fund continues to receive interest or dividends on the securities loaned. A Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, a Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
The Funds lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by

54 Wells Fargo Advantage Specialty Funds	Notes to Financial Statements
Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statements of Operations.
In a securities lending transaction, the net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by a Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by Specialized Technology Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating fund. In order to eliminate the fluctuation of the various funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each participating fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each such fund’s percentage ownership of the joint account as of such date.
Options
Certain Funds may be subject to equity price risk in the normal course of pursuing its investment objectives. A Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
A Fund may also purchase call or put options. The premium is included in the Statements of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Notes to Financial Statements	Wells Fargo Advantage Specialty Funds 55
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At March 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Undistributed	Accumulated Net
	(Overdistributed)	Realized Gains
	Net Investment	(Losses)
	Income (Loss)	on Investments	Paid-in Capital
Health Care Fund	$370,143	$7,305	$(377,448)
Precious Metals Fund	21,490,700	(21,491,425)	725
Specialized Technology Fund	1,335,086	40,032	(1,375,118)
Utility and Telecommunications Fund	547,084	(547,086)	2
Federal and other taxes
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
At March 31, 2011, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

	Expiration
	2016	2017
Health Care Fund	$0	$8,451,228
Utility and Telecommunications Fund	46,086,660	54,767,517
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
Class allocations
The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

56 Wells Fargo Advantage Specialty Funds	Notes to Financial Statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of March 31, 2011, the inputs used in valuing each Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total
Health Care Fund
Equity securities
Common stocks	$106,344,566	$0	$0	$106,344,566
Warrants	0	0	107,696	107,696
Short-term investments
Investment companies	4,608,781	29,502,059	0	34,110,840

Total	$110,953,347	$29,502,059	$107,696	$140,563,102

Precious Metals Fund
Equity securities
Common stocks	$1,419,748,271	$0	$0	$1,419,748,271
Other	0	42,652,338	0	42,652,338
Warrants	0	2,409,517	0	2,409,517
Investment companies	24,822,508	0	0	24,822,508
Short-term investments
Investment companies	34,100,247	0	0	34,100,247

Total	$1,478,671,026	$45,061,855	$0	$1,523,732,881

Specialized Technology Fund
Equity securities
Common stocks	$259,233,969	$0	$0	$259,233,969
Investment companies	91,065	0	0	91,065
Short-term investments
Corporate bonds and notes	0	0	1,021,418	1,021,418
Investment companies	13,886,172	47,158,918	0	61,045,090

Total	$273,211,206	$47,158,918	$1,021,418	$321,391,542

Utility and Telecommunications Fund
Equity securities
Common stocks	$346,679,052	$0	$0	$346,679,052
Preferred stocks	19,409,642	2,551,314	0	21,960,956
Warrants	0	9,300	0	9,300
Purchased options	0	6,241	0	6,241
Short-term investments
Investment companies	13,319,754	66,690,300	0	80,010,054

Total	$379,408,448	$69,257,155	$0	$448,665,603

Notes to Financial Statements	Wells Fargo Advantage Specialty Funds 57
Further details on the major security types listed above can be found in the each Fund’s Portfolio of Investments.
For the period ended March 31, 2011, the Funds did not have any significant transfers into/out of Level 1 and Level 2.
As of March 31, 2011, the inputs used in valuing Utility and Telecommunications Fund’s other financial instruments, which are carried at fair value, were as follows:

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Other financial instruments	(Level 1)	(Level 2)	(Level 3)	Total
Purchased options	$0	$6,241	$0	$6,241
Written options	0	(30,202)	0	(30,202)
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Health Care	Specialized Technology Fund
	Fund	Corporate
		bonds and	Common
	Warrants	notes	stocks	Total
Balance as of October 31, 2010	$223,818	$1,040,953	$38,607	$1,079,560
Realized gains (losses)	0	0	(3,644)	(3,644)
Change in unrealized gains (losses)	(116,122)	98,521	4,138	102,659
Purchases	0	0	29,354	29,354
Sales	0	(118,056)	(68,455)	(186,511)
Transfers into Level 3	0	0	0	0
Transfers out of Level 3	0	0	0	0

Balance as of March 31, 2011	$107,696	$1,021,418	$0	$1,021,418
Change in unrealized gains (losses) relating to securities still held at March 31, 2011	$(116,122)	$37,689	$0	$37,689
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Advisory fees
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-advisers, who are responsible for day-to-day portfolio management of the Funds.
Pursuant to the contract, Funds Management is paid an annual advisory fee which is calculated based on the average daily net assets of each Fund as follows:

							Effective rate for
	Effective July 19, 2010		Prior to July 19, 2010				period ended
	starting at	declining to	starting at		declining to		March 31, 2011
Health Care Fund	0.80%	0.65%	0.90	%*	0.70	%*	0.80%
Precious Metals Fund	0.60%	0.45%	0.66	%*	0.41	%*	0.55%
Specialized Technology Fund	1.05%	0.90%	1.05%		0.90%		1.05%
Utility and Telecommunications Fund	0.60%	0.45%	0.42	%*	0.35	%*	0.60%

*	Prior to July 19, 2010, the predecessor Evergreen fund paid an advisory fee to Evergreen Investment Management Company, LLC (“EIMC”), an affiliate of Funds Management.
Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Funds. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to Health Care Fund and Precious Metals Fund. RCM Capital Management, LLC is the sub-adviser to Specialized Technology Fund. Crow Point Partners, LLC is the sub-adviser to Utility and Telecommunications Fund.

58 Wells Fargo Advantage Specialty Funds	Notes to Financial Statements
The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. The sub-advisers are each paid an annual sub-advisory fee which is calculated based on the average daily net assets of each Fund as follows:

		Sub-advisory Fee
	Sub-adviser	starting at	declining to
Health Care Fund	Wells Capital Management	0.40%	0.35%
Precious Metals Fund	Wells Capital Management	0.40%	0.35%
Specialized Technology Fund	RCM Capital Management, LLC	1.00%	0.55%
Utility and Telecommunications Fund	Crow Point Partners, LLC	0.20%	0.10%
Administration and transfer agent fees
The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase and a class level administration fee which is calculated based on the average daily net assets of each Fund as follows:

	Class Level
	Administration Fee
Class A, Class B, Class C	0.26	%*
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.33	**

*	Prior to July 9, 2010, the class-level administration fee for Class A, Class B and Class C shares of Specialized Technology Fund was 0.28%.

**	Prior to July 9, 2010, the class-level administration fee for Investor Class shares of Specialized Technology Fund was 0.38%.
Prior to July 19, 2010, the predecessor funds of Health Care Fund, Precious Metals Fund and Utility and Telecommunications Fund each paid EIMC a fund level administrative services fee at an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) which started at 0.10% and declined to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increased.
Funds Management and/or EIMC has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management and/or EIMC were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Prior to July 19, 2010, the predecessor funds of Health Care Fund, Precious Metals Fund and Utility and Telecommunications Fund each paid Evergreen Service Company, LLC, an affiliate of EIMC and a subsidiary of Wells Fargo, a transfer and dividend disbursing agent fee.
Distribution fees
The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares. Prior to July 19, 2010, Class B and Class C shares of the predecessor funds of Health Care Fund, Precious Metals Fund and Utility and Telecommunications Fund also paid distribution fees at an annual rate of 0.75% of the average daily net assets of each class.

Notes to Financial Statements	Wells Fargo Advantage Specialty Funds 59
For the period ended March 31, 2011, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges	Contingent deferred sales charges
	Class A	Class A	Class B	Class C
Health Care Fund	$1,474	$304	$8,101	$39
Precious Metals Fund	112,929	24,898	35,460	16,849
Specialized Technology Fund	9,753	0	574	250
Utility and Telecommunications Fund	6,332	53	26,671	776
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Prior to July 19, 2010, Class A, Class B and Class C shares of the predecessor fund of Health Care Fund, Precious Metals Fund and Utility and Telecommunications Fund also paid shareholder servicing fees at an annual rate of 0.25% of its average daily net assets of each class.
A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, short-term securities (securities with maturities of one year or less at purchase date), for the period ended March 31, 2011 were as follows:

	Purchases at Cost	Sales Proceeds
Health Care Fund	$35,227,433	$52,316,705
Precious Metals Fund	86,928,897	69,429,725
Specialized Technology Fund	104,796,193	111,928,358
Utility and Telecommunications Fund	28,980,926	50,026,583
6. INVESTMENTS IN AFFILIATES
An affiliate company is a company in which a Fund has ownership of at least 5% of the outstanding voting shares. During the period ended March 31, 2011, Precious Metals Fund invested in a wholly-owned subsidiary. A summary of the transactions with the affiliate for the period ended March 31, 2011 was as follows:

				Amount of
				Equity in
	Beginning	Shares	Shares	Net Profit	Value,
	Shares	Purchased	Sold	and Loss	End of Period
Wells Fargo Special Investments (Cayman) SPC	16,335	0	0	$15,685,016	$42,652,338
7. DERIVATIVE TRANSACTIONS
During the period ended March 31, 2011, the Utility and Telecommunications Fund entered into purchased and written options for hedging purposes.
During the period ended March 31, 2011, the Utility and Telecommunications Fund had written option activities as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at October 31, 2010	0	$0
Options written	12,635	71,399
Options terminated in closing purchase transactions	(375)	(14,421)
Options exercised	(325)	(9,664)

Options outstanding at March 31, 2011	11,935	$47,314

60 Wells Fargo Advantage Specialty Funds	Notes to Financial Statements
Open options written at March 31, 2011 were as follows for Utility and Telecommunications Fund:

		Number of		Strike	Market	Premiums
Expiration Date	Issuer Name	Contracts	Call/Put	Price	Value	Received
April 2011	Comcast Corporation Class A	97	Call	26 USD	$582	$5,503
April 2011	Southwestern Energy Company	400	Call	44 USD	26,800	40,198
April 2011	Portugal Telecom SGPS SA	11,438	Put	8 EUR	2,820	1,613
Utility and Telecommunications Fund had average premiums received on written options in the amount of $7,068 during the period ended March 31, 2011.
During the period ended March 31, 2011, Utility and Telecommunications Fund had purchased options with an average cost of $64.
For the period ended March 31, 2011, a summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2011 was as follows for Utility and Telecommunications Fund:

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Investments in unaffiliated securities, at value	$6,241	*	Written options, at value	$30,202

*	Amount relates to purchased options.
The effect of derivative instruments on the Statement of Operations for the period ended March 31, 2011 was as follows for Utility and Telecommunications Fund:

	Amount of Realized Gains		Change in Unrealized Gains
	on Derivatives		(Losses) on Derivatives
	Unaffiliated	Written	Unaffiliated	Written
	securities	options	securities	options
Equity contracts	$0 *	$10,110	$1,415 *	$17,112

*	Amount relates to purchased options.
During the year ended October 31, 2010, the Precious Metals Fund entered into forward foreign currency contracts for hedging purposes.
As of October 31, 2010, the Precious Metals Fund did not have any open forward foreign currency contracts but had average market values of $62,890 and $162,197 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2010.
During the year ended October 31, 2010, the Utility and Telecommunications Fund entered into written options for hedging purposes in order to reduce market exposure. During the year ended October 31, 2010, Utility and Telecommunications Fund had written option activities as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at October 31, 2009	0	$0
Options written	1,600	100,934
Options expired	(378)	(16,410)
Options exercised	(1,222)	(84,524)
Options outstanding at October 31, 2010	0	$0
As of October 31, 2010, Utility and Telecommunications Fund did not have any open written options but had an average premiums received on written options in the amount of $2,985 during the year ended October 31, 2010.
The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

Notes to Financial Statements	Wells Fargo Advantage Specialty Funds 61
8. BANK BORROWINGS
The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata.
For the period ended March 31, 2011 and the year ended October 31, 2010, there were no borrowings by the Funds under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the period ended March 31, 2011, year ended October 31, 2010, and year ended October 31, 2009, were as follows

	Ordinary Income			Long-Term Capital Gain
	2011	2010	2009	2011	2010	2009
Precious Metals Fund	$68,954,628	$0	$0	$114,058,034	$0	$23,108,325
Utility and Telecommunications Fund	4,241,867	9,303,968	18,553,355	0	0	0
As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term	Unrealized	Capital Loss
	Income	Gain	Gains (Losses)	Carryforward
Health Care Fund	$0	$0	$25,665,782	$(8,451,228)
Precious Metals Fund	16,660,384	8,351,765	662,461,274	0
Specialized Technology Fund	0	10,855,658	57,028,418	0
Utility and Telecommunications Fund	789,973	0	88,767,809	(100,854,177)
10. CONCENTRATION RISK
Each Fund may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.
11. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

62 Wells Fargo Advantage Specialty Funds	Report of Independent Registered Public Accounting Firm
BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Health Care Fund, Wells Fargo Advantage Precious Metals Fund, Wells Fargo Advantage Specialized Technology Fund, and Wells Fargo Advantage Utility & Telecommunications Fund, four of the funds constituting the Wells Fargo Funds Trust (collectively the “Funds”), as of March 31, 2011, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of March 31, 2011, the results of their operations, changes in their net assets, and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
May 25, 2011

Other Information (Unaudited)	Wells Fargo Advantage Specialty Funds 63
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the period ended March 31, 2011:

Dividends-Received
Deduction
Utility and Telecommunications Fund	100%
Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as long-term capital gain distributions for the period ended March 31, 2011:

Long-Term
Capital Gain
Distributions
Precious Metals Fund	$114,058,034
Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the period ended March 31, 2011 have been designated as qualified dividend income (QDI):

QDI
Precious Metals Fund	$5,800,349
Utility and Telecommunications Fund	4,241,867
Pursuant to Section 871 of the Internal Revenue Code, the following amounts have been designated as interest-related dividends for nonresident alien shareholders:

Interest-Related
Dividends
Precious Metals Fund	$361
Utility and Telecommunications Fund	7,421
Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the period ended March 31, 2011. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

			Foreign Income as % of
	Creditable Foreign	Per Share	Ordinary Income
	Taxes Paid	Amount	Distributions
Precious Metals Fund	$327,846	$0.0178	4.56%
Precious Metals Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

64 Wells Fargo Advantage Specialty Funds	Other Information (Unaudited)
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for each Fund are publicly available on the Funds’ Web site (wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Funds Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company.	Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (Packaging company); Asset Allocation Trust

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Specialty Funds 65

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania Since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust
Officers

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

66 Wells Fargo Advantage Specialty Funds	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds’ Web site at www.wellsfargo.com/advantagefunds.

Other Information (Unaudited)	Wells Fargo Advantage Specialty Funds 67
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
Health Care Fund, Precious Metals Fund, Specialized Technology Fund and Utility and Telecommunications Fund
Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Health Care Fund, Precious Metals Fund, Specialized Technology Fund and Utility and Telecommunications Fund (collectively, the “Funds”); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Health Care Fund and Precious Metals Fund; (iii) an investment sub-advisory agreement with RCM Capital Management LLC (“RCM”) for the Specialized Technology Fund; and (iv) an investment sub-advisory agreement with Crow Point Partners, LLC (“Crow Point”) for the Utility and Telecommunications Fund. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management, Crow Point and RCM (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.
Nature, Extent and Quality of Services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.
The Board evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.
The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the Funds generally and with respect to each Fund specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for each of the Funds as part of the larger process of considering the continuation of the Advisory Agreements for all of the Funds, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.
In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics, including Funds Management’s oversight of service providers. The above factors, together with

68 Wells Fargo Advantage Specialty Funds	Other Information (Unaudited)
those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by Funds Management and the respective Sub-Adviser.
Fund Performance and Expenses
The Board considered the performance results for each of the Funds over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that were determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.
The Board noted that the performance of the Specialized Technology Fund was higher than the median performance of the Universe for the all periods under review. The Board also noted that the longer-term performance of the Utility and Telecommunications Fund was higher than the median performance of the Universe and the more recent performance was lower than the median performance of the Universe. The Board noted that the Precious Metals Fund’s performance was in range of or higher than the median performance of the Universe.
The Board noted that the performance of the Health Care Fund was lower than the median performance of the Universe for all periods, except the 10-year period under review, and warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Health Care Fund relative to the Universe. The Board received a report that showed that the Health Care Fund recently outperformed its benchmark. The Board was satisfied that Funds Management was taking appropriate actions with respect to the Fund’s investment performance.
The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group. The Board noted that, except for the Specialized Technology Fund, the net operating expense ratios of each of the Funds were in range of or lower than each Fund’s respective Expense Group’s median net operating expense ratio. The Board noted that the net operating expense ratio of the Specialized Technology Fund was higher than the Expense Group median net operating expense ratio for the Fund’s Class A and Investor Class, and was in range of the Expense Group median net operating expense ratio for the Fund’s Administrator Class. The Board received a report that explained that Lipper had recategorized the Specialized Technology Fund as a domestic fund, despite its significant foreign holdings, and that its net operating expense ratio compared favorably to the global fund universe to which Lipper previously compared it. The Board viewed favorably that Funds Management agreed to reduce the Specialized Technology Fund’s net operating expense ratio for certain share classes and had previously reduced its net operating expense ratio for another share class.
Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements for the Funds.
Investment Advisory and Sub-Advisory Fee Rates
The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

Other Information (Unaudited)	Wells Fargo Advantage Specialty Funds 69
The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Fund’s Expense Group median. The Board noted that the Advisory Agreement Rates for the Specialized Technology Fund, Utility and Telecommunications Fund and Health Care Fund (Class A) were higher than the median rate of each Fund’s Expense Group. The Board also noted that the Advisory Agreement Rates for the Precious Metals Fund and Health Care Fund (Administrator Class) were in range of or lower than the median rate of each Fund’s Expense Group. The Board noted that the Net Advisory Rates for the Precious Metals Fund, Health Care Fund and Utility and Telecommunications Fund were in range of or lower than the median rates of each Fund’s respective Expense Group, except for the Health Care Fund (Class A) and Utility and Telecommunications Fund (Class A). The Board noted that the Net Advisory Rate for the Specialized Technology Fund was higher than the median rate for the Fund’s Expense Group. The Board further noted that Funds Management had agreed to continue and, in certain instances, reduce contractual fee cap arrangements for the Funds designed to lower the Funds’ expenses.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.
In each case, the Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were acceptable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.
Profitability
The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the Funds to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.
The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management. The Board did not consider separate profitability information with respect to Crow Point and RCM, which are not affiliated with Funds Management. The Board considered that the sub-advisory fees paid to Crow Point and RCM had been negotiated by Funds Management on an arm’s-length basis and that their profitability from their relationships with the Utility and Telecommunications Fund and Specialized Technology Fund, respectively, was not a material factor in determining whether to renew the agreements.
Economies of Scale
With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

70 Wells Fargo Advantage Specialty Funds	Other Information (Unaudited)
Other Benefits to Funds Management and the Sub-Advisers
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in Funds Management’s and each Sub-Adviser’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Sub-Adviser and their affiliates).
The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that the Funds pay sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.
The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.
Other Factors and Broader Review
The Board also considered the markets for distribution of the Funds’ shares, including the multiple channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and each Sub-Adviser annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.
Conclusion
After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Specialty Funds 71
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AGC — ICC	— Assured Guaranty Corporation — Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BART	— Bay Area Rapid Transit
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAD	— Canadian Dollar
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REITS	— Real Estate Investment Trusts
ROC	— Reset Option Certificates
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TCR	— Transferable Custody Receipts
TTFA	— Transportation Trust Fund Authority
TRAN	— Tax Revenue Anticipation Notes
TRY	— Turkish Lira
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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reports at www.wellsfargo.com/advantagedelivery
More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE	Printed on Recycled paper

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	202655 05-11
ASFLD/AR113 03-11

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
▪ Wells Fargo Advantage Pennsylvania Tax-Free Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at
www.wellsfargo.com/advantagedelivery

Contents
Letter to Shareholders	2
Performance Highlights	6
Fund Expenses	11
Portfolio of Investments	12
Financial Statements
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	28
Other Information	29
List of Abbreviations	36
The views expressed are as of March 31, 2011, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage Pennsylvania Tax-Free Fund.
NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

WELLS FARGO

INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $235 billion in assets under management, as of March 31, 2011.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Growth Fund
Classic Value Fund	Growth Opportunities Fund	Small Cap Opportunities Fund
Common Stock Fund	Health Care Fund	Small Cap Value Fund
Core Equity Fund	Index Fund	Small Company Growth Fund
Disciplined Global Equity Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Disciplined Value Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Social Sustainability Fund†
Diversified Equity Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Special Small Cap Value Fund
Diversified Small Cap Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Growth Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Emerging Markets Equity Fund	Mid Cap Growth Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund

Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund

Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†

Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund

Variable Trust Funds[1]
VT Core Equity Fund	VT Intrinsic Value Fund	VT Small Cap Value Fund
VT Discovery Fund†	VT Omega Growth Fund	VT Total Return Bond Fund
VT Index Asset Allocation Fund	VT Opportunity Fund†
VT International Equity Fund	VT Small Cap Growth Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage Pennsylvania Tax-Free Fund	Letter to Shareholders
Karla M. Rabusch,
President
Wells Fargo Advantage Funds
Municipal bonds performed positively during the period, despite a broad decline in valuations during November and December of 2010 and January 2011.
Dear Valued Shareholder:
We are pleased to provide you with this annual report for the Wells Fargo Advantage Pennsylvania Tax-Free Fund, which covers the 12-month period that ended March 31, 2011. Municipal bonds performed positively during the period, despite a broad decline in valuations during November and December of 2010 and January 2011. Escalating fiscal budget concerns in news headlines appeared to steer some investors away from municipal securities during those months. However, by the end of the period, municipal bonds began to perform positively once again, as much of the risk aversion from the end of 2010 began to subside. The higher-rated credit-quality tiers outperformed the lower-rated credit-quality tiers during the period, and securities with maturities between four and 12 years performed best.
Growing economic optimism was tempered by fiscal budget concerns.
For much of 2010, U.S. Treasury yields continued to decline, pulling yields lower in nearly all corners of the fixed-income market, including municipal bonds. However, those trends reversed in November, as lingering sentiments over tepid economic growth and low inflation appeared to relent to growing economic optimism and increasing inflation expectations. The result was a shift higher in Treasury yields and a decline in security valuations. A similar phenomenon played out in the municipal bond market, as concerns over state and local fiscal conditions materialized in the form of declining bond prices and higher yields.
The Federal Reserve launched a second round of quantitative easing in November.
In early November the Federal Reserve (Fed) formally announced the launch of its second quantitative easing program (QE2) since the credit crisis of 2008, seeking to spur lending and economic growth. The program intends to build federal reserves and keep long-term yields relatively low by purchasing another $600 billion in U.S. Treasuries by the end of the second quarter of 2011. Before the program was officially announced, U.S. Treasuries rallied through October, driving already-low nominal yields even lower. However, once QE2 commenced in November, U.S. Treasury yields began to rise again, apparently on the conviction that growth may take hold and that inflation may begin to move higher in upcoming quarters. This effect influenced yields to move higher in several fixed-income classes, including municipal bonds. Part of the restraint on the economy is the fact that private lending has recently contracted and remained constrained during the period. Despite the massive scale of these programs, quantitative easing has thus far not resulted in significant credit expansion or monetary supply expansion or increased inflation. When those effects begin to take hold, the Fed will likely begin to draw down its reserves by selling U.S. Treasuries back to the market.
Higher-quality municipal bonds performed better than lower-quality bonds during the period.
For the first six to seven months of the period, lower-quality municipal bonds outperformed higher-quality municipal bonds due to higher levels of spread from the lower-quality credit tiers and to investors continuing to shift into

Letter to Shareholders	Wells Fargo Advantage Pennsylvania Tax-Free Fund 3
higher-yielding assets, which kept valuations strong in the A-rated and BBB-rated1 credit tiers. The net result for the 12-month period, however, was that higher-quality municipal bonds outperformed lower-quality municipal bonds, due to the sharp decline in the A-rated and BBB-rated credit tier valuations during November, December, and January. Risk aversion at the state and local government levels returned in mid-October 2010, initially resulting in some negative returns from the AAA-rated, AA-rated, and A-rated credit tiers. As the period continued, the lower-quality municipal bonds began to decline more than higher-quality tiers, resulting in greater negative returns from the A rated and BBB-rated credit tiers. By February 2011, municipal bond valuations began to recover again, with the BBB-rated credit tier finishing as the highest-performing investment-grade credit tier in the municipal bond market during the first quarter of 2011. All municipal bond investment-grade credit tiers performed positively in the first quarter of 2011, which was a welcome reversal of the escalating risk aversion from the last two months of 2010. Municipal bonds generated positive performance during the period but underperformed U.S. Treasuries as the Barclays Capital Municipal Bond Index2 finished with a return of 1.63% and the Barclays Capital U.S. Treasury Index3 returned 4.53%.
Growth and inflation expectations appeared to increase late in the period.
For much of the period, growth expectations remained constrained while a handful of inflation measures lingered at some of their lowest levels on record. These conditions helped support the U.S. Treasury rally in the opening six to seven months of the period; however, as growth expectations seemed to improve in November, investors appeared to look toward the next phase of the economic cycle and shifted out of some fixed-income asset classes in search of securities with higher levels of income. This included a broad portion of the investment-grade municipal bond market, which was already slogging through some fiscal budget concerns. Consequently, the municipal bond market went through its first significant reversal in more than a year, unwinding some solid returns from earlier in 2010. Looking forward, budget concerns will still be quite relevant as state and local municipalities sort through fiscal challenges. While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified4, actively managed portfolios, which may provide better protection from risk. Although heightened volatility may be uncomfortable to experience in the short term, it often leads to unique opportunities to add relative value for investors with long-term investment horizons.
While we cannot say definitively what near-term performance will look like, we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide better protection from risk.

1.	The ratings indicated are from Standard & Poor’s and/or Moody’s Investors Service. Credit Quality Ratings: Credit quality ratings apply to corporate and municipal bond issues. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. We generally define higher quality bonds as bonds that have a rating of BBB/Baa and above and lower quality bonds as bonds with a rating below BBB/Baa.

2.	The Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

3.	The Barclays Capital U.S. Treasury Index is an index of U.S. Treasury securities. You cannot invest directly in an index.

4.	Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

4 Wells Fargo Advantage Pennsylvania Tax-Free Fund	Letter to Shareholders
Active management and credit analysis will drive fund construction and performance.
In this environment, we believe that fundamental credit analysis, issue selection, and yield-curve positioning will be the key components of portfolio construction and the primary drivers of relative performance. At Wells Fargo Advantage Funds®, we intend to continue assessing relative-value opportunities throughout the municipal bond market and across our broad lineup of municipal funds.
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. We are available 24 hours a day, 7 days a week. You may also visit our website at www.wellsfargo.com/advantagefunds.
Sincerely,
Karla M. Rabusch
President
Wells Fargo Advantage Funds

This page is intentionally left blank.

6 Wells Fargo Advantage Pennsylvania Tax-Free Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage Pennsylvania Tax-Free Fund
INVESTMENT OBJECTIVE
The Fund seeks current income exempt from federal income tax and Pennsylvania individual income tax.
ADVISER
Wells Fargo Funds Management, LLC
SUB-ADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGER
Robert Miller
Bruce R. Johns
FUND INCEPTION
December 27, 1990
PERFORMANCE SUMMARY
12 - MONTH TOTAL RETURN AS OF MARCH 31, 2011

Class A (Excluding Sales Charges)	1.56%
Barclays Capital Municipal Bond Index[1]	1.63%
Barclays Capital Pennsylvania Municipal Bond Index[2]	1.77%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site www.wellsfargo.com/advantagefunds.
For Class A shares, the maximum front-end sales charge is 4.50%. Net and gross expense ratios for Class A shares are 0.74% and 0.86%, respectively. The adviser has contractually committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without this cap, the Fund’s returns would have been lower.

1.	Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

2.	Barclays Capital Pennsylvania Municipal Bond Index is a Pennsylvania specific total return index. The index is comprised of Pennsylvania bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984. Bonds are added to the index and weighted and updated monthly, with a one-month lag. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Pennsylvania Tax-Free Fund’s Class A shares for the most recent ten years with the Barclays Capital Municipal Bond Index and the Barclays Capital Pennsylvania Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund 7
Wells Fargo Advantage Pennsylvania Tax-Free Fund (continued)
MANAGERS DISCUSSION
Fund highlights
During the period, the fund’s performance was driven by the following factors:
▪	Our individual security selection added positive relative value to the fund during the quarter.

▪	However, our credit-quality positioning detracted from performance as our overweight of the lower-quality credit tiers restrained relative returns. The fund was overweight lower-rated investment-grade bonds, which had positive returns but underperformed higher-rated investment-grade bonds.

▪	The fund’s duration positioning helped performance. We were long duration for much of the period, which added value during the yield rallies from April to October 2010. We then shortened duration late in the period.

▪	Our yield-curve positioning added relative value as we were overweight the intermediate range of the curve, which outperformed the short and long end of the yield curve.
Increased volatility creates opportunities in credit and individual security selection.
The municipal bond market received a lot of press over the past year, but most of it was negative. While some of the statements that moved the markets were factually based, others were outlandish and created extreme volatility. In this environment, individual security selection proved to be a key driver of performance. Contrary to press statements, we believe municipal credit quality is actually improving. As of the writing of this document, state and local municipalities have had five consecutive quarters of revenue growth and have made meaningful progress in addressing the expenditure side of the equation. Many have also come to grips with unsustainable pension liabilities and are making progress in addressing these issues. A number of municipalities still face difficult decisions; however, it would be wrong to paint all municipalities with the same broad brush. There will be clear winners and some losers, which is why we believe a disciplined credit process and individual security selection will be key drivers of performance over the next year.
Throughout the year we focused on essential-service revenue bonds, such as water and sewer bonds and electric revenue bonds. These bonds have more predictable revenue streams compared with general obligation (GO) bonds, whose primary sources of revenue are property, sales, and personal income taxes. With improving credit, we began moving into local GO bonds as well. Bonds that performed well included the Central Bucks School District (PA), Pennsylvania Economic Development Financing Authority Resource Recovery Bonds, the New Morgan Municipal Authority (PA), the Montgomery County Higher Education & Health Authority (PA), and the Allegheny County IDA (PA).

8 Wells Fargo Advantage Pennsylvania Tax-Free Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage Pennsylvania Tax-Free Fund (continued)
Duration helped drive performance as the market rallied; we have recently reduced our duration exposure.
We maintained duration long to the benchmark for most of the period, which worked well as the market rallied. Toward the end of calendar-year 2010, we began shortening duration in anticipation of higher rates. While strong technicals are currently supporting the municipal bond market, we believe that risk is biased to the downside and have therefore moved duration short of the benchmark.
There were, and still are, opportunities in lower-rated investment-grade bonds.
Our overweight to lower-rated investment-grade bonds actually detracted from performance as higher-rated securities outperformed lower-rated bonds. Over the past year, the spread between AAA-rated and BBB-rated bonds remained wide and is currently about 295 bps—the long-term average is about 110 bps. As the economy continues to improve, we expect to see improvement in municipal credit quality. Consequently, we anticipate that credit spreads may tighten significantly. That is, lower-rated investment-grade bonds may outperform higher-rated investment-grade bonds.
Curve positioning was a slight positive but should be a larger factor over the next year.
We began and ended the year with a bullet structure. That is, we were underweight both the short end and long end of the curve in favor of an overweight to the belly of the curve. We believe the next cyclical move will be a bear flattener whereby the short end of the curve will underperform the

4.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

5.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG-1/VMIG-1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total investments of the Fund. We generally define higher quality bonds as bonds that have a rating of BBB/Baa and above and lower quality bonds as bonds with a rating below BBB/Baa.

Performance Highlights (Unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund 9
Wells Fargo Advantage Pennsylvania Tax-Free Fund (continued)
intermediate and long end of the curve. Given the current slope of the yield curve, we believe the 10- to 20-year part of the curve (the belly) represents the best value. While the curve has flattened a little over the course of the year, it remains very steep by any historical measure.
Pennsylvania is doing relatively all right compared with other states.
The Commonwealth of Pennsylvania is anchored by a diversified economy with stable health care and education sectors. Manufacturing is now a moderate 11% of the economy, down from 18% to 20% in 1990. The state’s debt position is moderate, with debt-to-personal income of 2.4% (below the median of 2.6%). Debt is all fixed rate with no swap exposure and with rapid amortization. Pension funding is relatively strong at 84% funded. Real estate pricing did not escalate during the run-up, and the foreclosure rate is low at 0.8%. The Commonwealth is currently rated Aa1, AA, and AA+ by Moody’s, Standard and Poor’s, and Fitch, respectively. We believe Pennsylvania is well positioned for an economic recovery but remains vulnerable to a double-dip recession (we don’t see this as likely) as its reserves were depleted during the economic downturn.
Going forward, we expect the municipal bond market to outperform other fixed-income assets.
We believe that short-term municipal and Treasury rates are poised to rise. The economy is improving, and short-term stimulus will be done in June. We don’t expect additional stimulus. Current monetary policy and geopolitical uncertainty has kept rates uncharacteristically low for an extended period. While it is unclear exactly when the Federal Reserve will reverse course on monetary policy, we believe the market will move rates before the Federal Reserve does. Consequently, we have structured the portfolio to be positioned to attempt to outperform in a rising rate environment.
As we progress toward higher rates, we believe that municipal bonds should outperform other fixed-income assets, because they tend to be less volatile than taxable alternative and typically lag the changes in the taxable markets. In addition, if one looks at the relative value of municipal bonds compared with taxable alternatives, municipal bonds are cheap by any measure, which should bode well for municipal bond valuations. Lastly, municipal bond credit quality tends to lag economic activity by 12 to 18 months. We are seeing improvement in municipal credit quality that we feel is not yet fully reflected in the pricing of municipal bonds. In our opinion, all of these factors combine with significantly reduced supply to support the municipal bond market over the next year.

10 Wells Fargo Advantage Pennsylvania Tax-Free Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage Pennsylvania Tax-Free Fund (continued)
AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF MARCH 31, 2011)

	Inception	Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (EKVAX)	12/27/1990	(8.26)	(2.98)	2.25	3.28	(3.95)	1.56	3.20	3.75	0.86%	0.74%
Class B (EKVBX)**	2/1/1993	(9.04)	(4.08)	2.08	3.26	(4.33)	0.80	2.43	3.26	1.61%	1.49%
Class C (ENVCX)	2/1/1993	(5.32)	(0.20)	2.43	3.03	(4.32)	0.80	2.43	3.03	1.61%	1.49%
Institutional Class (EKVYX)	11/24/1997					(3.83)	1.82	3.46	4.02	0.53%	0.49%
Barclays Capital Municipal
Bond Index[1]						(3.68)	1.63	4.14	4.66
Barclays Capital Pennsylvania
Municipal Bond Index[2]						(3.29)	1.77	4.36	4.76

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — www.wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%, and for Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to Pennsylvania municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

6.	Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen Pennsylvania Municipal Bond Fund.

7.	Reflects the expense ratios as stated in the July 12, 2010 prospectuses.

8.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund 11
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2010 to March 31, 2011.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	10-01-2010	03-31-2011	the Period[1]	Expense Ratio

Class A
Actual	$1,000.00	$960.46	$3.62	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.24	$3.73	0.74%

Class B
Actual	$1,000.00	$956.66	$7.27	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.49	1.49%

Class C
Actual	$1,000.00	$956.78	$7.27	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.49	1.49%

Institutional Class
Actual	$1,000.00	$961.66	$2.40	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.49	$2.47	0.49%

1.	Expenses paid is equal to each class’ annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

12 Wells Fargo Advantage Pennsylvania Tax-Free Fund	Portfolio of Investments—March 31, 2011

Principal	Security Name	Interest Rate	Maturity Date	Value
Municipal Bonds and Notes: 97.47%

Florida: 0.34%
$1,000,000	Jacksonville FL Economic Development Commission Metropolitan Parking Solutions Project (IDR, ACA Insured)	5.50%	10/01/2030	$929,959

Pennsylvania: 90.72%
1,635,000	Allegheny County PA (GO — Local)	5.00	05/01/2021	1,682,448
4,675,000	Allegheny County PA (GO — Local)	5.50	05/01/2024	4,902,345
1,145,000	Allegheny County PA Airport Pittsburgh International Airport Series A (Airport Revenue, AGM Insured)	5.00	01/01/2017	1,189,506
5,000,000	Allegheny County PA Higher Education Building Authority Chatham College Series A (Education Revenue)	5.38	09/01/2028	4,495,300
2,000,000	Allegheny County PA Hospital Development Authority Pittsburgh Mercy Health System (Health Revenue, AMBAC Insured)	5.63	08/15/2018	2,008,660
4,210,000	Allegheny County PA Hospital Development Authority Pittsburgh Mercy Health System (Health Revenue, AMBAC Insured)	5.63	08/15/2026	4,228,229
2,800,000	Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Health System Series A (Health Revenue)	5.00	09/01/2018	3,060,148
4,000,000	Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A-1 (Health Revenue)±	0.92	02/01/2021	3,465,000
5,500,000	Allegheny County PA Pittsburgh International Airport Series A-1 (Airport Revenue, NATL-RE Insured)	5.75	01/01/2012	5,628,865
3,000,000	Allegheny County PA Port Authority (Tax Revenue)	5.75	03/01/2029	3,121,710
1,880,000	Allegheny County PA Sanitation Authority (Water & Sewer Revenue, AGM Insured)	5.00	06/01/2030	1,895,660
5,000,000	Berks County PA (Tax Revenue)	5.00	11/15/2021	5,431,900
5,000,000	Berks County PA (Tax Revenue)	5.00	11/15/2022	5,388,800
1,485,000	Berks County PA Municipal Hospital Authority Reading Hospital & Medical Center Project (Health Revenue, NATL-RE Insured)	5.70	10/01/2014	1,586,500
1,000,000	Bucks County PA (Tax Revenue)	5.25	05/01/2023	1,100,050
1,700,000	Bucks County PA IDA Lane Charter School Project Series A (Education Revenue)††	4.88	03/15/2027	1,383,562
6,400,000	Central Bucks School District PA Refunding (Tax Revenue, State Aid Withholding Insured)	5.00	05/15/2025	7,521,728
790,000	Chester County PA IDA Avon Grove Charter School Project Series A (Education Revenue)	5.65	12/15/2017	765,194
2,370,000	Chester County PA IDA Avon Grove Charter School Project Series A (Education Revenue)	6.25	12/15/2027	2,098,351
5,000,000	Cumberland County PA Municipal Authority Diakon Lutheran Ministries Project (Health Revenue)	5.00	01/01/2036	4,004,600
1,200,000	Cumberland County PA Municipal Authority Dickinson College Series HH1 (Education Revenue)	5.00	11/01/2039	1,129,944
3,845,000	Dauphin County PA General Authority Office & Parking-Riverfront Office Project (Lease Revenue)	6.00	01/01/2025	2,968,878
1,795,000	Delaware County PA Chester Community Charter School Series A (Education Revenue)	5.00	08/15/2020	1,653,087
4,050,000	Delaware Valley PA Regional Financial Authority Local Government Series A (Miscellaneous Revenue, AMBAC Insured)	5.50	08/01/2028	3,974,306
2,000,000	Delaware Valley PA Regional Financial Authority Local Government Series B (Miscellaneous Revenue, AMBAC Insured)	5.60	07/01/2017	2,203,260
4,000,000	Downingtown School District PA Refunding GO Series AA (GO — Local, State Aid Withholding Insured)	5.00	11/01/2018	4,578,280
2,500,000	General Authority of South Central PA Revenue (Education Revenue)	6.00	11/01/2031	2,572,225
1,500,000	Harrisburg PA Authority Resource Recovery Facility Series D-1 (Resource Recovery Revenue, AGM Municipal Government Guaranteed)±	5.25	12/01/2033	1,517,730

Portfolio of Investments—March 31, 2011	Wells Fargo Advantage Pennsylvania Tax-Free Fund 13

Principal	Security Name	Interest Rate	Maturity Date	Value
Pennsylvania (continued)
$1,000,000	Lancaster PA Higher Education Authority Franklin & Marshall College Project Series A (Education Revenue)	5.25%	04/15/2014	$1,067,860
3,500,000	Latrobe PA IDA Saint Vincent College Project (Education Revenue)	5.38	05/01/2024	3,485,195
1,130,000	Lebanon County PA Health Facilities Authority Pleasant View Retirement Series A (Health Revenue)	5.00	12/15/2014	1,108,971
1,085,000	Lebanon County PA Health Facilities Authority Pleasant View Retirement Series A (Health Revenue)	5.00	12/15/2015	1,050,041
3,000,000	Lehigh & Northampton PA Airport Authority Series A (Airport Revenue, NATL-RE Insured)	6.00	05/15/2025	3,002,640
2,335,000	Lehigh County PA General Purpose Authority Cedar Crest College (Education Revenue, Radian Insured)	5.00	04/01/2021	2,232,283
2,210,000	Lehigh County PA General Purpose Authority Lehigh Valley Hospital Incorporated Series A (Health Revenue, NATL-RE GO of Hospital Insured)	7.00	07/01/2016	2,491,642
500,000	Manheim Township PA School District (Tax Revenue, AGM State Aid Withholding Insured)±	0.40	05/01/2021	500,000
7,000,000	Montgomery County PA HEFA Abington Memorial Hospital Series A (Health Revenue)	5.00	06/01/2022	7,021,140
5,020,000	Montgomery County PA HEFA Arcadia University (Education Revenue, Radian Insured)	5.00	04/01/2027	4,513,030
2,500,000	Montgomery County PA IDA Retirement Community Series B (Health Revenue)	5.00	11/15/2016	2,562,600
6,000,000	Montgomery County PA IDA Retirement Community Series B (Health Revenue)	5.00	11/15/2022	5,681,820
985,000	Montgomery County PA IDA New Regulatory Medical Center Project (Health Revenue, FHA Insured)	5.00	08/01/2020	1,060,244
4,400,000	Mount Lebanon PA Hospital Authority Saint Clair Memorial Hospital Series A (Health Revenue)	5.50	07/01/2022	4,422,792
2,560,000	New Morgan PA Municipal Authority Commonwealth Office Project Series A (Miscellaneous Revenue)	6.50	06/01/2025	2,214,861
1,310,000	Norwin PA School District Series A (Tax Revenue, NATL-RE State Aid Withholding Insured)	5.00	04/01/2030	1,266,338
2,900,000	Pennsylvania EDFA 30th Street Station Garage Project (Transportation Revenue, ACA Insured)	5.00	06/01/2013	3,020,669
3,515,000	Pennsylvania EDFA 30th Street Station Garage Project (Transportation Revenue, ACA Insured)	5.80	06/01/2023	3,481,467
1,400,000	Pennsylvania EDFA Colver Project Series G (Resource Recovery Revenue)	5.13	12/01/2015	1,310,666
1,000,000	Pennsylvania EDFA Dr. Gertrude A. Barber Center (Health Revenue, Radian Insured)	5.90	12/01/2030	929,640
3,000,000	Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project Series A (Resource Recovery Revenue)±	4.70	11/01/2021	3,109,920
5,000,000	Pennsylvania EDFA Water Facilities Aqua Pennsylvania Incorporated Series A (Water & Sewer Revenue)	5.00	10/01/2039	4,738,550
1,130,000	Pennsylvania HEFAR Allegheny Delaware Valley Obligation Series B (Health Revenue, NATL-RE Insured)	5.88	11/15/2021	1,032,571
3,070,000	Pennsylvania HEFAR Association of Independent Colleges & University Series FF2 (Education Revenue, Radian Insured)	5.00	12/15/2024	2,946,156
5,250,000	Pennsylvania HEFAR Lasalle University Series A (Education Revenue)	5.25	05/01/2027	5,045,828
2,000,000	Pennsylvania HEFAR Widener University (Education Revenue)	5.25	07/15/2024	2,010,540
4,500,000	Pennsylvania HEFAR Widener University (Education Revenue)	5.40	07/15/2036	4,228,335
5,010,000	Pennsylvania HFA Single Family Series 106-B (Housing Revenue, GO of Agency Insured)	4.50	10/01/2024	4,989,960
1,825,000	Pennsylvania HFA Single Family Series 108-B (Housing Revenue)	4.50	10/01/2024	1,808,612
1,025,000	Pennsylvania HFA Single Family Series 108-B (Housing Revenue)	4.75	10/01/2028	974,908
5,000,000	Pennsylvania Housing Finance Agency (Housing Revenue)	5.00	04/01/2028	5,303,650

14 Wells Fargo Advantage Pennsylvania Tax-Free Fund	Portfolio of Investments—March 31, 2011

Principal	Security Name	Interest Rate	Maturity Date	Value
Pennsylvania (continued)
$4,000,000	Pennsylvania Second Refunding Series of 2009 (Tax Revenue)	5.00%	07/01/2019	$4,560,560
3,000,000	Pennsylvania State University Series A (Education Revenue, GO of University Insured)	5.00	03/01/2023	3,261,990
3,545,000	Pennsylvania Turnpike Commission Series A (Miscellaneous Revenue, AGM Insured)	5.25	07/15/2021	3,928,817
2,000,000	Pennsylvania Turnpike Commission Series A (Transportation Revenue, AMBAC Insured)	5.50	12/01/2031	2,009,040
10,000,000	Pennsylvania Turnpike Commission Series C (Transportation Revenue, Assured Guaranty Insured)	6.25	06/01/2038	10,554,100
770,000	Philadelphia IDA First Philadelphia Charter High Series A (Education Revenue)	5.30	08/15/2017	749,279
2,170,000	Philadelphia PA Authority for Industrial Development Global Leadership Academy Project (Miscellaneous Revenue)	5.13	11/15/2020	1,962,461
250,000	Philadelphia PA Authority for Industrial Development Global Leadership Academy Project (Miscellaneous Revenue)	5.75	11/15/2030	206,955
1,630,000	Philadelphia PA IDA Airport Philadelphia Airport System Project Series A (Airport Revenue, NATL-RE FGIC Insured)	5.50	07/01/2016	1,658,101
1,250,000	Philadelphia PA IDA Airport Philadelphia Airport System Project Series A (Airport Revenue, NATL-RE FGIC Insured)	5.50	07/01/2017	1,272,350
3,540,000	Philadelphia PA IDA First Philadelphia Charter Series A (Education Revenue)	5.63	08/15/2025	3,039,798
5,150,000	Philadelphia PA IDA Series A (Miscellaneous Revenue)	5.30	09/15/2027	4,189,474
2,400,000	Philadelphia PA Municipal Authority Series B (Lease Revenue, AGM Insured)	5.25	11/15/2016	2,540,784
1,000,000	Philadelphia PA Redevelopment Authority Neighborhood Transformation Series A (Miscellaneous Revenue, NATL-RE FGIC Insured)	5.50	04/15/2016	1,035,570
500,000	Philadelphia PA Redevelopment Authority Neighborhood Transformation Series A (Miscellaneous Revenue, NATL-RE FGIC Insured)	5.50	04/15/2022	509,830
3,000,000	Philadelphia PA School District Series C (Education Revenue, State Aid Withholding Insured)	5.00	09/01/2018	3,169,680
1,000,000	Philadelphia PA School District Series E (Education Revenue, State Aid Withholding Insured)	5.00	09/01/2020	1,035,900
2,675,000	Philadelphia PA Water & Wastewater Series C (Water & Sewer Revenue, AGM Insured)	5.00	08/01/2019	2,889,803
1,900,000	Pittsburgh & Allegheny County PA Sports & Exhibition Authority (Tax Revenue, AGM Insured)	5.00	02/01/2020	1,962,757
3,000,000	Pittsburgh & Allegheny County PA Sports & Exhibition Authority (Tax Revenue, AGM Insured)	5.00	02/01/2031	2,958,960
2,500,000	Pittsburgh PA Public Parking Authority Series A (Miscellaneous Revenue, NATL-RE FGIC Insured)	5.00	12/01/2025	2,387,200
2,495,000	Red Lion PA Area School District (Tax Revenue, FSA State Aid Withholding Insured)	5.00	05/01/2023	2,634,895
1,020,000	Scranton PA School District (Tax Revenue, AGM State Aid Withholding Insured)	4.00	04/01/2018	1,043,970
975,000	St. Marys Hospital Authority Catholic Health East Project Series B (Health Revenue)	5.00	11/15/2016	1,021,946
1,025,000	St. Marys Hospital Authority Catholic Health East Project Series B (Health Revenue)	5.00	11/15/2017	1,064,135
3,640,000	University Area Joint Authority of Pennsylvania Sewer (Water & Sewer Revenue, NATL-RE Insured)	5.25	11/01/2014	3,904,191
2,385,000	Washington County PA Hospital Authority Monongahela Valley Hospital Project (Health Revenue)	5.50	06/01/2017	2,438,019
1,750,000	Washington County PA Hospital Authority Monongahela Valley Hospital Project (Health Revenue)	6.25	06/01/2022	1,786,103
140,000	Westmoreland County PA IDA Excela Health Project (Health Revenue)	5.13	07/01/2030	129,879
1,005,000	Wilkes Barre PA Finance Authority University of Scranton (Education Revenue)	5.00	11/01/2020	1,067,943
2,600,000	Wilkes-Barre PA Finance Authority Wilkes University Project (Education Revenue)	5.00	03/01/2027	2,365,454
1,480,000	York PA Sewer Authority (Water & Sewer Revenue, Assured Guaranty Insured)	5.00	12/01/2022	1,538,608
1,650,000	York PA Sewer Authority (Water & Sewer Revenue, Assured Guaranty Insured)	5.00	12/01/2023	1,697,817

				250,745,564

Portfolio of Investments—March 31, 2011	Wells Fargo Advantage Pennsylvania Tax-Free Fund 15

Principal	Security Name	Interest Rate	Maturity Date	Value
Puerto Rico: 2.17%
$2,000,000	Puerto Rico Commonwealth Highway & Transportation Authority Series AA-1 (Transportation Revenue, AGM Insured)
		4.95%	07/01/2026	$1,909,120
6,000,000	Puerto Rico Electric Power Authority LIBOR Series UU (Utilities Revenue, AGM Insured)±
		0.72	07/01/2029	4,078,140

				5,987,260

South Carolina: 1.19%
3,230,000	Charleston SC Educational Excellence Finance Corporation Charleston County School District Project (Lease Revenue)(h)
		5.25	12/21/2025	3,293,954

Tennessee: 1.02%
2,675,000	Tennessee Energy Acquisition Corporation Series A (Energy Revenue)	5.00	09/01/2013	2,816,401

Virgin Islands: 2.03%
2,000,000	Virgin Islands PFA Senior Lien Series A (Tax Revenue)	5.00	10/01/2029	1,796,880
4,000,000	Virgin Islands PFA Senior Lien Series B (Tax Revenue)	5.00	10/01/2025	3,826,960

				5,623,840

Total Municipal Bonds and Notes (Cost $275,506,069)				269,396,978

Short-Term Investments: 0.72%

US Treasury Bonds: 0.02%
50,000	US Treasury Bill^	0.03	06/23/2011	49,990

Shares			Yield
Investment Companies: 0.70%
1,932,267	Wells Fargo Advantage National Tax-Free Money Market Fund(l)(u)		0.09	1,932,267

Total Short-Term Investments (Cost $1,982,256)				1,982,257

Total Investments in Securities (Cost $277,488,325)*		98.19%		271,379,235

Other Assets and Liabilities, Net		1.81		5,002,480

Total Net Assets		100.00%		$276,381,715

(h)	Underlying security in inverse floater structure.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

±	Variable rate investments.

^	Zero coupon security. Rate represents yield to maturity.

*	Cost for federal income tax purposes is $277,622,722 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$3,869,168
Gross unrealized depreciation	(10,112,655)

Net unrealized depreciation	$(6,243,487)
The accompanying notes are an integral part of these financial statements.

16 Wells Fargo Advantage Pennsylvania Tax-Free Fund	Statements of Assets and Liabilities—March 31, 2011

Assets
Investments
In unaffiliated securities, at value	$269,446,968
In affiliated securities, at value	1,932,267

Total investments, at value (see cost below)	271,379,235
Receivable for investments sold	3,706,913
Receivable for Fund shares sold	15,273
Receivable for interest	4,059,548
Prepaid expenses and other assets	32,379

Total assets	279,193,348

Liabilities
Dividends payable	823,768
Payable for floating-rate notes issued	1,615,000
Payable for Fund shares redeemed	136,239
Advisory fee payable	67,301
Distribution fees payable	8,722
Due to other related parties	36,125
Accrued expenses and other liabilities	124,478

Total liabilities	2,811,633

Total net assets	$276,381,715

NET ASSETS CONSIST OF
Paid-in capital	$304,236,568
Overdistributed net investment income	(345,596)
Accumulated net realized losses on investments	(21,400,167)
Net unrealized losses on investments	(6,109,090)

Total net assets	$276,381,715

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets — Class A	$41,832,407
Shares outstanding — Class A	3,935,518
Net asset value per share — Class A	$10.63
Maximum offering price per share — Class A2	$11.13
Net assets — Class B	$4,932,477
Shares outstanding — Class B	465,757
Net asset value per share — Class B	$10.59
Net assets — Class C	$8,118,436
Shares outstanding — Class C	765,172
Net asset value per share — Class C	$10.61
Net assets — Institutional Class	$221,498,395
Shares outstanding — Institutional Class	20,838,307
Net asset value per share — Institutional Class	$10.63

Total investments, at cost	$277,488,325

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended March 31, 2011	Wells Fargo Advantage Pennsylvania Tax-Free Fund[1] 17

Investment income
Interest	$15,294,268
Income from affiliated securities	5,145

Total investment income	15,299,413

Expenses
Advisory fee	1,098,048
Administration fees
Fund level	210,292
Class A	51,772
Class B	7,268
Class C	10,322
Institutional Class	146,360
Shareholder servicing fees
Class A	114,278
Class B	16,546
Class C	22,445
Distribution fees
Class B	49,639
Class C	67,334
Custody and accounting fees	53,041
Professional fees	38,859
Registration fees	70,524
Shareholder report expenses	34,908
Trustees’ fees and expenses	11,453
Transfer agent fees	19,668
Interest and fee expense	15,282
Other fees and expenses	14,373

Total expenses	2,052,412
Less: Fee waivers and/or expense reimbursements	(162,280)

Net expenses	1,890,132

Net investment income	13,409,281

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(1,543,801)
Futures transactions	52,805

Net realized losses on investments	(1,490,996)
Net change in unrealized gains (losses) on investments	(5,509,676)

Net realized and unrealized gains (losses) on investments	(7,000,672)

Net increase in net assets resulting from operations	$6,408,609

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of the predecessor fund.
The accompanying notes are an integral part of these financial statements.

18 Wells Fargo Advantage Pennsylvania Tax-Free Fund	Statements of Changes in Net Assets

	Year Ended		Year Ended
	March 31, 2011[1]		March 31, 2010[1]

Operations
Net investment income		$13,409,281		$17,195,623
Net realized losses on investments		(1,490,996)		(2,194,260)
Net change in unrealized gains (losses) on investments		(5,509,676)		37,571,214

Net increase in net assets resulting from operations		6,408,609		52,572,577

Distributions to shareholders from
Net investment income
Class A		(1,821,744)		(2,122,531)
Class B		(213,257)		(337,820)
Class C		(289,525)		(316,835)
Institutional Class		(11,059,183)[2]		(14,451,459)[2]

Total distributions to shareholders		(13,383,709)		(17,228,645)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	131,333	1,429,703	248,230	2,620,602
Class B	7,872	87,060	17,543	185,638
Class C	80,413	875,881	97,709	1,045,373
Institutional Class	660,469 [2]	7,169,202 [2]	2,193,342 [2]	23,288,989 [2]

		9,561,846		27,140,602

Reinvestment of distributions
Class A	90,114	986,254	112,859	1,200,925
Class B	12,389	135,340	20,572	217,406
Class C	16,292	177,989	20,071	213,368
Institutional Class	46,616 [2]	509,650 [2]	56,754 [2]	604,283 [2]

		1,809,233		2,235,982

Automatic conversion of Class B shares to Class A shares
Class A	123,093	1,328,119	223,729	2,367,692
Class B	(123,551)	(1,328,119)	(224,618)	(2,367,692)

		0		0

Payment for shares redeemed
Class A	(882,623)	(9,626,252)	(649,584)	(6,922,958)
Class B	(128,330)	(1,404,011)	(254,967)	(2,686,334)
Class C	(160,655)	(1,715,892)	(133,170)	(1,420,848)
Institutional Class	(6,528,096)[2]	(71,209,768)[2]	(9,015,641)[2]	(95,177,797)[2]

		(83,955,923)		(106,207,937)

Net decrease in net assets resulting from capital share transactions		(72,584,844)		(76,831,353)

Total decrease in net assets		(79,559,944)		(41,487,421)

Net assets
Beginning of period		355,941,659		397,429,080

End of period		$276,381,715		$355,941,659

Overdistributed net investment income		$(345,596)		$(371,168)

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of the predecessor fund.

2.	Class I shares of the predecessor fund became Institutional Class shares on July 12, 2010.
The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

20 Wells Fargo Advantage Pennsylvania Tax-Free Fund[1]	Financial Highlights

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net
	Value Per	Investment	Gains (Losses)	Investment
	Share	Income	on Investments	Income

Class A
April 1, 2010 to March 31, 2011	$10.90	0.44	(0.28)	(0.43)
April 1, 2009 to March 31, 2010	$9.95	0.46	0.95	(0.46)
April 1, 2008 to March 31, 2009	$10.84	0.48	(0.89)	(0.48)
April 1, 2007 to March 31, 2008	$11.32	0.48	(0.49)	(0.47)
April 1, 2006 to March 31, 2007	$11.25	0.47	0.07	(0.47)

Class B
April 1, 2010 to March 31, 2011	$10.86	0.353	(0.27)	(0.35)
April 1, 2009 to March 31, 2010	$9.91	0.383	0.95	(0.38)
April 1, 2008 to March 31, 2009	$10.80	0.403	(0.89)	(0.40)
April 1, 2007 to March 31, 2008	$11.27	0.37	(0.45)	(0.39)
April 1, 2006 to March 31, 2007	$11.21	0.36	0.08	(0.38)

Class C
April 1, 2010 to March 31, 2011	$10.88	0.35	(0.27)	(0.35)
April 1, 2009 to March 31, 2010	$9.93	0.38	0.95	(0.38)
April 1, 2008 to March 31, 2009	$10.82	0.40	(0.88)	(0.41)
April 1, 2007 to March 31, 2008	$11.29	0.38	(0.46)	(0.39)
April 1, 2006 to March 31, 2007	$11.23	0.37	0.07	(0.38)

Institutional Class[5]
April 1, 2010 to March 31, 2011	$10.90	0.46	(0.27)	(0.46)
April 1, 2009 to March 31, 2010	$9.95	0.49	0.95	(0.49)
April 1, 2008 to March 31, 2009	$10.84	0.51	(0.89)	(0.51)
April 1, 2007 to March 31, 2008	$11.31	0.50	(0.47)	(0.50)
April 1, 2006 to March 31, 2007	$11.25	0.49	0.07	(0.50)

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund, which became the accounting and performance survivor in this transaction. The financial highlights for the periods prior to July 12, 2010 are those of Evergreen Pennsylvania Municipal Bond Fund.

2.	Total return calculations do not include any sales charges.

3.	Calculated based upon average shares outstanding.

4.	Ratio includes interest and fee expense relating to inverse floating-rate obligations as follows:

April 1, 2010 to March 31, 2011	0.01%
April 1, 2008 to March 31, 2009	0.01%
April 1, 2007 to March 31, 2008	0.03%
April 1, 2006 to March 31, 2007	0.08%

5.	Class I shares of the predecessor fund became Institutional Class shares on July 12, 2010.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Pennsylvania Tax-Free Fund 21

Ending
Net Asset	Ratio to Average Net Assets				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income	Expenses	Expenses	Return[2]	Rate	(000’s omitted)

$10.63	3.99%	0.84%[4]	0.75%[4]	1.56%	46%	$41,832
$10.90	4.35%	0.76%	0.76%	14.41%	45%	$48,762
$9.95	4.67%	0.73%[4]	0.73%[4]	(3.79)%	35%	$45,158
$10.84	4.27%	0.76%[4]	0.71%[4]	(0.05)%	21%	$48,045
$11.32	4.13%	0.79%[4]	0.74%[4]	4.86%	33%	$55,565

$10.59	3.23%	1.60%[4]	1.50%[4]	0.80%	46%	$4,932
$10.86	3.63%	1.51%	1.51%	13.60%	45%	$7,573
$9.91	3.89%	1.47%[4]	1.47%[4]	(4.54)%	35%	$11,287
$10.80	3.51%	1.46%[4]	1.46%[4]	(0.73)%	21%	$18,324
$11.27	3.38%	1.49%[4]	1.49%[4]	4.00%	33%	$24,725

$10.61	3.23%	1.59%[4]	1.50%[4]	0.80%	46%	$8,118
$10.88	3.61%	1.51%	1.51%	13.58%	45%	$9,020
$9.93	3.91%	1.48%[4]	1.48%[4]	(4.52)%	35%	$8,387
$10.82	3.52%	1.46%[4]	1.46%[4]	(0.72)%	21%	$9,896
$11.29	3.38%	1.49%[4]	1.49%[4]	4.00%	33%	$11,539

$10.63	4.23%	0.54%[4]	0.50%[4]	1.82%	46%	$221,498
$10.90	4.61%	0.51%	0.51%	14.69%	45%	$290,586
$9.95	4.88%	0.47%[4]	0.47%[4]	(3.55)%	35%	$332,597
$10.84	4.51%	0.45%[4]	0.45%[4]	0.29%	21%	$555,535
$11.31	4.38%	0.49%[4]	0.49%[4]	5.04%	33%	$730,018

22 Wells Fargo Advantage Pennsylvania Tax-Free Fund	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Pennsylvania Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.
After the close of business on July 9, 2010, the net assets of Evergreen Pennsylvania Municipal Bond Fund were acquired by the Fund, which was created to receive the assets of Evergreen Pennsylvania Municipal Bond Fund, in an exchange for shares of the Fund. As Evergreen Pennsylvania Municipal Bond Fund contributed all of the net assets and shareholders to the newly created fund, the accounting and performance history of Evergreen Pennsylvania Municipal Bond Fund has been carried forward in the financial statements contained herein.
Class A, Class B, Class C and Class I shares of Evergreen Pennsylvania Municipal Bond Fund received Class A, Class B, Class C and Institutional Class shares, respectively, of the Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.
Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.
Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
When-issued transactions
The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Notes to Financial Statements	Wells Fargo Advantage Pennsylvania Tax-Free Fund 23
Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Inverse floating-rate obligations
The Fund may participate in inverse floating-rate obligation (“Inverse Floater”) structures whereby a fixed-rate bond (“Fixed-Rate Bond”) purchased by the Fund is transferred to a tender option bond trust (“TOB Trust”). The TOB Trust issues floating-rate notes (“Floating-Rate Notes”) to third-parties, which are collateralized by the Fixed-Rate Bond, and the Fund buys a residual interest in the TOB Trust’s assets and cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the Fixed-Rate Bond held by the TOB Trust transferred back to the Fund, thereby collapsing the TOB Trust. The Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Portfolio of Investments, and by recording the Floating-Rate Notes as a liability in the Fund’s Statement of Assets and Liabilities. The Fund also records the interest paid on Floating-Rate Notes as interest expense. The Floating-Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes for redemption at par at each reset date. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
At March 31, 2011, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Expiration
2012	2013	2014	2016	2017	2018

$1,851,729	$1,438,502	$894,209	$3,458,446	$4,324,935	$5,875,768
As of March 31, 2011 the Fund had $3,422,181 of current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year.

24 Wells Fargo Advantage Pennsylvania Tax-Free Fund	Notes to Financial Statements
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities

▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of March 31, 2011 the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total
Municipal bonds and notes	$0	$269,396,978	$0	$269,396,978
Short-term investments
Investment companies	1,932,267	0	0	1,932,267
U.S. Treasury obligations	49,990	0	0	49,990
	$1,982,257	$269,396,978	$0	$271,379,235
Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.
For the year ended March 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Advisory fee
The Trust has entered into an advisory contract with Wells Fargo Funds Management LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Notes to Financial Statements	Wells Fargo Advantage Pennsylvania Tax-Free Fund 25
Pursuant to the contract, Funds Management is paid an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. Prior to July 12, 2010, the predecessor fund, Evergreen Pennsylvania Municipal Bond Fund, paid an advisory fee to Evergreen Investment Management Company, LLC (“EIMC”), an affiliate of Funds Management, at an annual rate which started at 0.315% and declined to 0.16% as the average daily net assets increased. For the year ended March 31, 2011, the advisory fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.
Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management Incorporated, an affiliate of Funds Management, is the sub-adviser to the Fund and is paid a fee by the adviser at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration and transfer agent fees
The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of the Fund as follows:

Class Level
Administration Fee
Class A, Class B and Class C	0.16%
Institutional Class	0.08
Prior to July 12, 2010, the predecessor fund paid EIMC a fund level administrator fee at an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) which started at 0.10% and declined to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increased.
Funds Management and/or EIMC has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management and/or EIMC were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Prior to July 12, 2010, the predecessor fund paid Evergreen Service Company, LLC, an affiliate of EIMC and a subsidiary of Wells Fargo, a transfer and dividend disbursing agent fee.
Distribution fees
The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C and shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares. Prior to July 12, 2010, Class B and Class C shares of the predecessor fund also paid distribution fees at an annual rate of 0.75% of the average daily net assets of each class.
For the year ended March 31, 2011, Wells Fargo Funds Distributor, LLC received $2,947 from the sale of Class A shares and $3,016 in contingent deferred sales charge from redemption of Class B shares.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B and Class C of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Prior to July 12, 2010, Class A, Class B and Class C shares of the predecessor fund also paid shareholder servicing fees at an annual rate of 0.25% of the average daily net assets of each class.
A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

26 Wells Fargo Advantage Pennsylvania Tax-Free Fund	Notes to Financial Statements
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. Government obligations and short-term securities (securities with maturities of one year or less at purchase date), for the year ended March 31, 2011 were $146,170,278 and $225,737,342, respectively.
6. DERIVATIVE TRANSACTIONS
During the year ended March 31, 2011, the Fund entered into futures contracts for speculative purposes.
As of March 31, 2011, the Fund did not have any open futures contracts but had an average notional amount of $95,890 in short futures contracts during the year ended March 31, 2011.
The fair value and realized gains or losses on derivative instruments are reflected in the appropriate financial statements.
7. BORROWINGS
The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Fund was 0.15% of the unused balance.
For the year ended March 31, 2011, there were no borrowings by the Fund under the agreement.
During the year ended March 31, 2011, the Fund held Floating-Rate Notes that had an average daily balance outstanding of $1,615,000 and incurred interest and fee expense in the amount of $15,282, representing 0.01% of the Fund’s average daily net assets.
At March 31, 2011, the Fund had the following Floating-Rate Notes outstanding:

	Floating-Rate Notes		Collateral for	Rate of
Amount	Maturity	Interest	Floating-Rate	Interest
Outstanding	Date	Rate	Notes Outstanding	Expense
$1,615,000	12/1/2013	8.35%	$3,293,954	3.10%
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 were as follows:

	Year ended March 31,
	2011	2010
Ordinary Income	$150,146	$92,709
Exempt-Interest Income	13,233,563	17,135,936
As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Capital Loss
Tax Exempt Income	Gains (Losses)	Carryforward*
$509,187	$(6,243,487)	$(21,265,770)

*	This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.
9. CONCENTRATION RISK
The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

Notes to Financial Statements	Wells Fargo Advantage Pennsylvania Tax-Free Fund 27
10. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28 Wells Fargo Advantage Pennsylvania Tax-Free Fund	Report of Independent Registered Public Accounting Firm
BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Pennsylvania Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the Wells Fargo Advantage Pennsylvania Tax-Free Fund as of March 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
May 25, 2011

Other Information (Unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund 29
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, the percentage of distributions paid from net investment income designated as exempt-interest dividends for the fiscal year ended March 31, 2011 was 99.12%.

30 Wells Fargo Advantage Pennsylvania Tax-Free Fund	Other Information (Unaudited)
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Funds Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director,Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund 31

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well the Independent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust
Officers

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

32 Wells Fargo Advantage Pennsylvania Tax-Free Fund	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Other Information (Unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund 33
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
PENNSYLVANIA TAX-FREE FUND
Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for the Pennsylvania Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.
Nature, Extent and Quality of Services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.
The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.
The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to the Fund, specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.
In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management.

34 Wells Fargo Advantage Pennsylvania Tax-Free Fund	Other Information (Unaudited)
Fund Performance and Expenses
The Board considered the performance results for the Fund over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.
The Board noted that the performance of the Fund was in range of or higher than the median performance of the Universe for the periods under review.
The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratio of the Fund was lower than the Fund’s Expense Group’s median net operating expense ratio.
Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.
Investment Advisory and Sub-Advisory Fee Rates
The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).
The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of the median rates for the Fund’s Expense Group. The Board further noted that Funds Management had agreed to continue contractual fee cap arrangements for the Fund designed to lower the Fund’s expenses.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.
The Board determined that the Advisory Agreement Rate for the Fund, both with and without an administration fee rate and before and after waivers, were acceptable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate were acceptable in light of the services covered by the Sub-Advisory Agreement and other information provided.
Profitability
The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory

Other Information (Unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund 35
Agreement Rates in isolation. It noted that the levels of profitability of the Fund to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Fund, individually or in the aggregate, was not unreasonable.
The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.
Economies of Scale
With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Fund. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.
Other Benefits to Funds Management and Wells Capital Management
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).
The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that the Fund pays sub-transfer agency fees to various financial institutions, including affiliates of Funds Management that hold fund shares in omnibus accounts. It also considered that these entities may receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them.
The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.
Other Factors and Broader Review
The Board also considered the markets for distribution of the Fund’s shares, including the multiple channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.
Conclusion
After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

36 Wells Fargo Advantage Pennsylvania Tax-Free Fund	List of Abbreviations
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AGC - ICC	— Assured Guaranty Corporation — Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAD	— Canadian Dollar
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REITS	— Real Estate Investment Trusts
ROC	— Reset Option Certificates
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TCR	— Transferable Custody Receipts
TRAN	— Tax Revenue Anticipation Notes
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE
Printed on Recycled paper

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	202656 05-11 APTF/AR156 03-11

ITEM 2.	CODE OF ETHICS
As of the end of the period, March 31, 2011, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT
The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES
(a) Audit Fees — Provided below are the aggregate fees billed for the fiscal years ended March 31, 2010 and March 31, 2011 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
For the fiscal years ended March 31, 2010 and March 31, 2011, the Audit Fees were $1,882,200 and $2,661,792, respectively.
(b) Audit-Related Fees — There were no audit-related fees incurred for the fiscal years ended March 31, 2010 and March 31, 2011 for assurance and related services by the principal accountant for the Registrant.
(c) Tax Fees — Provided below are the aggregate fees billed for the fiscal years ended March 31, 2010 and March 31, 2011 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.
For the fiscal years ended March 31, 2010 and March 31, 2011, the Tax Fees were $175,720 and $148,800, respectively. The incurred Tax Fees are comprised of excise tax review services.
For the fiscal years ended March 31, 2010 and March 31, 2011, the Tax Fees were $178,740 and $330,195, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.
(d) All Other Fees — There were no other fees incurred for the fiscal years ended March 31, 2010 and March 31, 2011.
(e)(1) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.
(e)(2) Not Applicable.
(f) Not Applicable.
(g) Provided below are the aggregate non-audit fees billed for the fiscal years ended March 31, 2010 and March 31, 2011, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.
For the fiscal year ended March 31, 2010, the Registrant incurred non-audit fees in the amount of $70,000. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A.
For the fiscal year ended March 31, 2010, the Registrant’s investment adviser incurred non-audit fees in the amount of $45,000. The non-audit fees relates to examination of securities pursuant to rule 206 (4)-2 under the Investment Advisors Act of 1940.

(h) The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.

ITEMS 6.	SCHEDULE OF INVESTMENTS
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.
The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11.	CONTROLS AND PROCEDURES
(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.
(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS
(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.
(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch Karla M. Rabusch
President

Date:	May 27, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Karla M. Rabusch Karla M. Rabusch
President

Date:	May 27, 2011

By:	/s/ Kasey L. Phillips Kasey L. Phillips
Treasurer

Date:	May 27, 2011